PAYDEN & RYGEL INVESTMENT GROUP              [Full page graphic with corporate
                  ANNUAL REPORT               logo for Payden and Rygel.]
               OCTOBER 31, 1996

[Graphic of triangle
 with sun rising.]

CONTENTS

         Letter to Shareholders
===========================================
         1
         Management Discussion
            The Year in Review
            Fund Strategies
            Looking Forward
===========================================
         9
         Portfolio Highlights
===========================================
         20
         Statements of Assets
         and Liabilities
===========================================
         22
         Statements of Operations
===========================================
         24
         Statements of Changes
         in Net Assets
===========================================
         28
         Schedules of Portfolio
         Investments
===========================================
         63
         Notes to Financial Statements
===========================================
         78
         Financial Highlights
===========================================
         84
         Independent Auditor's Report
===========================================

Dear Shareholders:

A commitment to our long-term investment strategy and an expanding product line has been the focus at Payden & Rygel during the past year.

Our long-standing view that inflation would be controlled remained true in 1996, but it took the bond market a long time to iron out the rough spots. The shutdown of the government in January sent the first big shock waves through the bond market, followed by a startling announcement that 705,000 new jobs were created in the month of February. Speculation on the accuracy of the number was not enough to stop a nervous market from pushing 30-year Treasury yields to steadily higher levels. A volatile summer followed. Employment levels continued to grow at a higher-than-expected pace. Not until mid-fall did inflation fears subside and long-term rates drift back down to levels where we thought they had belonged at the end of 1995. While we began the year holding securities with longer durations than our benchmarks, we did shorten our portfolios somewhat in the summer to protect against further downside volatility. The move worked in our favor, as rates rose in September and then dropped in October and November.

On the domestic fixed-income front, our shorter-duration Funds posted the best results because they were the least affected by the volatility in rates. The returns for our longer-duration funds were more affected by the volatility of the rate changes, but have recovered since the decline in October.

On the international fixed-income front, the Global Fixed Income Fund has continued to post strong numbers. Although funds that invested in emerging-markets debt and other lower credit-quality issues reported strong performances for the year, the Global Fixed Income Fund's returns remained competitive without courting the same kind of high risks. In this regard, it is worth noting that the average credit quality of the Global Fixed Income Fund's portfolio is rated AAA. This year's solid performance only adds to a fine long-term record. For the three-year period ending November 1996, the Fund was given a 4-star rating by Morningstar.

Several new funds have been added to the Payden & Rygel Investment Group line-up in the past year. Among the new offerings are the Growth & Income Fund, International Equity Fund, Global Balanced Fund, Global Short Bond Fund, and the Total Return Fund. The Growth & Income Fund is based on the Dow Dogs strategy. It invests in the ten highest-yielding stocks in the Dow Jones Industrial Average and uses Standard & Poor's Depositary Receipts to provide added diversification for the portfolio. The International Equity Fund employs a fundamental approach to stocks in the developed European, North American, and Asian markets. The Global Balanced Fund gives investors an opportunity to participate in both domestic and foreign equities and domestic and foreign bonds. Our new Global Short Bond Fund provides money market and short-bond fund investors with a way to diversify into foreign bonds with limited interest-rate, credit quality, and currency risks. Finally, the Total Return Fund expands the Payden & Rygel line-up of mutual funds by giving investors exposure to a wide range of fixed income markets, including high-yield bonds, mortgages, asset-backed securities, and emerging-markets debt.

                             [PHOTO OF JOAN PAYDEN]

We believe that these additional offerings provide investors with an opportunity to diversify among a broad range of mutual funds that adhere to their investment styles and that follow Payden & Rygel's philosophy of low cost global investing.

Our view of moderate growth and low inflation, and our new line-up of Fund offerings, gives us a very positive outlook for next year. We appreciate your investment in our Funds and we look forward to a profitable 1997.

Best Wishes,


/s/ Joan A. Payden

Joan A. Payden
President and Chairman of the Board
Payden & Rygel Investment Group






The Global Fixed Income Fund's Four-Star rating is based on its risk-adjusted performance against 1,075 fixed income funds for the period ending 11/30/96. Morningstar's proprietary ratings reflect historical risk-adjusted performance, are subject to change monthly and are calculated from the Fund's three-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments. Ten percent of the funds in the category receive five stars with four stars awarded to the next 22.5%.

MANAGEMENT DISCUSSION AND ANALYSIS

THE YEAR IN REVIEW

Over the past year, an emergent theme in the global marketplace has been deregulation and increased competition. This trend has forced improved efficiency in the management of both countries and companies. The slowly unfolding effect in the developed countries of the world is lower inflation and increased productivity. Emerging economies offer low-wage labor and low-cost production facilities, and have changed the direction of global capital flows. Each major economic power has such a region for a neighbor: U.S. with Mexico and Latin America, Japan with China and South East Asia, and Germany with Central Europe. The World Bank recently reported that the emerging markets produce 75% of the growth in the world's economy. The economic viability of the developed countries depends on increasing competitiveness.


As Europe moves toward economic coordination to improve competitiveness, a drastic change is taking place in many European economies. From Sweden to Finland, Spain to Italy, government budgets have been slashed and inflation has ratcheted lower. Interest rates were lowered in nearly all major countries this year, in response to fiscal prudence and economic reality.

                                 [ BAR CHARTS ]



            Average Inflation Rate
            1973 - 1983             1984 - 1994       Current 1996
Italy              16.1%   Italy             6.2%   US            3.3%
UK                 13.3%   Sweden            5.9%   UK            2.7%
Australia          11.2%   Australia         5.3%   Italy         2.6%
France             10.9%   UK                5.0%   Denmark       2.4%
Denmark            10.5%   US                3.7%   Australia     2.1%
Sweden              9.9%   Canada            3.6%   Canada        1.8%
Canada              9.3%   France            3.5%   France        1.5%
US                  8.2%   Denmark           3.5%   Germany       1.3%
Japan               8.2%   Germany           2.3%   Japan         0.5%
Germany             5.0%   Japan             1.5%   Sweden       -0.3%
AVERAGE            10.3%                     4.1%                 1.8%


In the Far East, Japan has been a somewhat different story. Japan continues to find itself in the midst of an historic transition. A highly-regulated business environment and controlling government bureaucracies have crippled economic expansion in Japan. Despite heavy doses of fiscal stimulation to the economy, the country remains in economic doldrums. Only through deregulation will Japan be able to regain its prominence in the world's economic community.


                                                         ANNUAL REPORT [LOGO] 1

In the U.S., the year began with the view that the economy would continue its slow growth pattern and inflation would remain low. The market had adjusted to reflect the idea that the Federal Reserve would lower interest rates. The Fed did lower interest rates, both in December 1995 and again in late January 1996. This moved the index of short-term interest rates, the Federal Funds rate, to 5.25%. The Federal government shutdowns in December and January made interpretation of economic data released in the early months of 1996 difficult. The reliability of economic data was further muddled by the blizzards in the East and a strike at General Motors.


Instead, the market turned its focus on the prospect of economic strength, and the yield curve steepened. Over the course of subsequent months, a sense that the economy was gaining strength took hold causing market sentiment to shift from an outlook of lower interest rates to one of tightening credit. This led to a decline in prices in fixed-income securities as investors feared that interest rates would rise in the near future. This rise in interest rates was accompanied by increased volatility, particularly around data release dates. The swings in the market that took place on the release of the monthly employment data, were often two to three times the normal volatility during the year. This created a treacherous environment for bonds, and signaled increased speculation in the market.


Higher interest rates enticed foreign buyers to the U.S. market, and provided support to the dollar. The growth of Treasury holdings by non-U.S. investors has been dramatic this year. That source of demand, coupled with emerging signs of a slowdown in economic strength in the second half of the year led to a shift in market sentiment. Employment growth reflected strength in the economy, however, and the unemployment rate declined to a low of 5.1%, before rising slightly to 5.2% at the end of October. Despite this low level of unemployment, wage costs have not escalated dramatically. When the Federal Reserve held interest rates steady after their August and September meetings, and economic data was released reflecting a slowdown in growth and continued low inflation, interest rates changed direction, and began to decline from their overly high levels.


The tax-exempt bond market was impacted by the fear of tax reform brought to the fore in proposals by several Congressional leaders, as well as Steve Forbes in his race to win the Republican presidential nomination. Tax reform fears began to abate as the flat tax proposed by Mr. Forbes came under attack, and the National Commission on Economic Growth and Tax Reform, appointed by Sen. Dole and Rep. Gingrich, failed to make specific recommendations for reform. Municipal bond prices reacted positively as the issue of tax reform was put on the back burner. The rise in price relative to alternative


2 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP investments enabled municipal bonds to sidestep most of the rise in overall yields that occurred during the year.


Higher interest rates seemed to have little impact on the equity market, however. Blue chip stocks rallied throughout the year, with the Dow Jones Industrial Average (DJIA) posting it's highest levels ever. As of the close of the Funds' fiscal year, the DJIA stood at 6029, up 29.7% for the trailing 12 months. The technology stocks, which had led the rally in 1995, faded somewhat through the year, reflected in the NASDAQ gain of only 17.9%. The stock market rally has continued even as corporate profits, as measured by year-over-year growth in operating earnings per share on S&P 500 stocks, have increased only about 6%.


FUND STRATEGIES AND PERFORMANCE

Global and International Funds

Global bond investments have provided higher returns than U.S. bonds over the last year. Slower economic growth and falling inflation left room for central banks in each major economy, except Japan, to lower interest rates in the last 12 months. This has provided capital gains to the Funds, in addition to the interest income earned on securities.


A strengthening U.S. dollar during this time had the potential to erode the value of investments denominated in foreign currencies. Aggressive hedging of currency exposure in the both the Global Fixed Income Fund and Global Short Bond Fund offset most of this potential loss, protecting gains on bonds. The International Bond Fund, on average, hedges less of its currency exposure, and losses on foreign exchange did affect portfolio performance.

                                 [ LINE CHART ]


                   U.S. Dollar Appreciation -- Last 12 Months



   10/02/95     100.5500      1.4317
   10/03/95     101.2500      1.4374
   10/04/95     101.0000      1.4364
   10/05/95     100.4000      1.4315
   10/06/95     100.2500      1.4225
   10/10/95     100.3500      1.4147
   10/11/95     100.9000      1.4235
   10/12/95     100.1500      1.4223
   10/13/95     100.7000      1.4315
   10/16/95     100.3000      1.4196
   10/17/95     100.4000      1.4200
   10/18/95     100.6900      1.4227
   10/19/95     100.6500      1.4153
   10/20/95     100.3100      1.4000
   10/23/95      99.7500      1.3843
   10/24/95     100.1300      1.3927
   10/25/95     101.3000      1.3948
   10/26/95     101.7500      1.4012
   10/27/95     101.2000      1.3936
   10/30/95     101.6000      1.4067
   10/31/95     102.2400      1.4090
   11/01/95     102.8300      1.4145
   11/02/95     103.3800      1.4170
   11/03/95     103.7000      1.4172
   11/06/95     102.9000      1.4110
   11/07/95     102.9500      1.4140
   11/08/95     102.3300      1.4151
   11/09/95     101.7200      1.4183
   11/10/95     100.2700      1.4086
   11/13/95     101.4400      1.4155
   11/14/95     101.5800      1.4158
   11/15/95     101.0500      1.4030
   11/16/95     101.8600      1.4070
   11/17/95     102.0500      1.4026
   11/20/95     101.8100      1.4141
   11/21/95     101.3800      1.4095
   11/22/95     101.3800      1.4097
   11/24/95     101.3500      1.4154
   11/27/95     101.7000      1.4328
   11/28/95     101.1500      1.4351
   11/29/95     101.5100      1.4363
   11/30/95     101.2700      1.4360
   12/01/95     101.4900      1.4458
   12/04/95     100.9200      1.4358
   12/05/95     101.2600      1.4337
   12/06/95     101.3800      1.4382
   12/07/95     101.2600      1.4393
   12/08/95     101.3500      1.4533
   12/11/95     100.9500      1.4431
   12/12/95     101.7000      1.4462
   12/13/95     101.6300      1.4504
   12/14/95     101.4000      1.4419
   12/15/95     101.8500      1.4424
   12/18/95     101.6200      1.4341
   12/19/95     101.8400      1.4363
   12/20/95     101.6200      1.4351
   12/21/95     101.7800      1.4394
   12/22/95     102.5700      1.4410
   12/26/95     102.4500      1.4315
   12/27/95     102.7300      1.4322
   12/28/95     102.4000      1.4309
   12/29/95     103.2100      1.4334
   01/02/96     103.7300      1.4320
   01/03/96     104.3800      1.4410
   01/04/96     106.0400      1.4538
   01/05/96     104.6500      1.4361
   01/08/96     105.4900      1.4405
   01/09/96     105.0500      1.4421
   01/10/96     104.6900      1.4369
   01/11/96     104.7000      1.4375
   01/12/96     105.3700      1.4450
   01/16/96     105.7200      1.4560
   01/17/96     105.4800      1.4625
   01/18/96     105.2500      1.4689
   01/19/96     105.3500      1.4793
   01/22/96     105.8700      1.4793
   01/23/96     105.7700      1.4768
   01/24/96     106.7700      1.4823
   01/25/96     106.5100      1.4758
   01/26/96     106.5700      1.4905
   01/29/96     106.5500      1.4881
   01/30/96     107.3200      1.4912
   01/31/96     106.9100      1.4869
   02/01/96     107.0900      1.4936
   02/02/96     106.7500      1.4879
   02/05/96     104.8900      1.4685
   02/06/96     105.2000      1.4682
   02/07/96     106.0500      1.4777
   02/08/96     106.9200      1.4777
   02/09/96     106.8200      1.4755
   02/12/96     106.6800      1.4731
   02/13/96     106.8100      1.4750
   02/14/96     106.7900      1.4703
   02/15/96     105.8800      1.4686
   02/16/96     105.1500      1.4608
   02/20/96     105.7700      1.4514
   02/21/96     105.1700      1.4518
   02/22/96     105.1100      1.4540
   02/23/96     105.0800      1.4564
   02/26/96     104.3400      1.4494
   02/27/96     104.5800      1.4529
   02/28/96     104.3500      1.4586
   02/29/96     105.1800      1.4705
   03/01/96     105.4000      1.4765
   03/04/96     104.9400      1.4717
   03/05/96     105.1400      1.4794
   03/06/96     105.2800      1.4765
   03/07/96     105.3200      1.4784
   03/08/96     105.8000      1.4805
   03/11/96     105.2200      1.4808
   03/12/96     105.6900      1.4817
   03/13/96     105.3000      1.4729
   03/14/96     105.2500      1.4708
   03/15/96     105.7300      1.4717
   03/18/96     106.0000      1.4746
   03/19/96     106.3200      1.4770
   03/20/96     106.6000      1.4782
   03/21/96     106.6400      1.4767
   03/22/96     106.7500      1.4779
   03/25/96     106.0700      1.4764
   03/26/96     106.2700      1.4759
   03/27/96     106.6800      1.4857
   03/28/96     104.9400      1.4717
   03/29/96     106.3700      1.4732
   04/01/96     107.5000      1.4815
   04/02/96     107.4000      1.4813
   04/03/96     106.8700      1.4787
   04/04/96     107.0000      1.4800
   04/05/96     107.4500      1.4824
   04/08/96     107.3500      1.4750
   04/09/96     108.0900      1.4905
   04/10/96     108.3600      1.4974
   04/11/96     108.4700      1.4995
   04/12/96     108.5600      1.5036
   04/15/96     108.3100      1.5080
   04/16/96     108.1000      1.5083
   04/17/96     108.1200      1.5067
   04/18/96     107.4000      1.5101
   04/19/96     106.9100      1.5026
   04/22/96     106.6000      1.5168
   04/23/96     106.4000      1.5159
   04/24/96     106.6900      1.5211
   04/25/96     106.5500      1.5304
   04/26/96     105.6500      1.5305
   04/29/96     104.1700      1.5188
   04/30/96     104.5700      1.5317
   05/01/96     105.0500      1.5319
   05/02/96     104.6200      1.5360
   05/03/96     104.5600      1.5255
   05/06/96     104.7400      1.5262
   05/07/96     104.9800      1.5232
   05/08/96     105.2800      1.5201
   05/09/96     104.7300      1.5172
   05/10/96     105.1700      1.5245
   05/13/96     104.8600      1.5318
   05/14/96     105.4500      1.5355
   05/15/96     106.5800      1.5330
   05/16/96     106.5300      1.5361
   05/17/96     106.7500      1.5281
   05/20/96     107.2000      1.5361
   05/21/96     107.0500      1.5417
   05/22/96     106.9500      1.5400
   05/23/96     106.7600      1.5413
   05/24/96     107.6800      1.5430
   05/28/96     108.4400      1.5478
   05/29/96     108.7100      1.5485
   05/30/96     107.4200      1.5310
   05/31/96     108.1000      1.5300
   06/03/96     108.0000      1.5232
   06/04/96     108.8300      1.5280
   06/05/96     108.8500      1.5286
   06/06/96     108.9800      1.5263
   06/07/96     109.0400      1.5335
   06/10/96     109.0300      1.5354
   06/11/96     109.3500      1.5338
   06/12/96     109.3200      1.5360
   06/13/96     109.1200      1.5339
   06/14/96     108.5800      1.5228
   06/17/96     108.9200      1.5177
   06/18/96     107.9500      1.5140
   06/19/96     107.7500      1.5183
   06/20/96     108.1100      1.5250
   06/21/96     108.9400      1.5278
   06/24/96     109.0000      1.5306
   06/25/96     109.0500      1.5327
   06/26/96     109.5800      1.5295
   06/27/96     109.0800      1.5209
   06/28/96     109.7200      1.5230
   07/01/96     109.5700      1.5243
   07/02/96     109.9500      1.5257
   07/03/96     110.5100      1.5259
   07/05/96     110.7000      1.5260
   07/08/96     110.7000      1.5270
   07/09/96     110.4600      1.5230
   07/10/96     110.1500      1.5247
   07/11/96     110.2500      1.5242
   07/12/96     110.5300      1.5217
   07/15/96     110.4300      1.5207
   07/16/96     109.4400      1.4969
   07/17/96     108.9200      1.4852
   07/18/96     108.4000      1.4892
   07/19/96     108.3500      1.4916
   07/22/96     107.7000      1.4876
   07/23/96     108.0100      1.4903
   07/24/96     107.8500      1.4860
   07/25/96     108.1600      1.4773
   07/26/96     108.2500      1.4811
   07/29/96     108.3000      1.4801
   07/30/96     108.0400      1.4797
   07/31/96     106.7000      1.4710
   08/01/96     106.7400      1.4718
   08/02/96     107.1000      1.4783
   08/05/96     106.5500      1.4796
   08/06/96     106.9500      1.4850
   08/07/96     107.6000      1.4841
   08/08/96     108.0500      1.4841
   08/09/96     108.1000      1.4785
   08/12/96     107.6500      1.4748
   08/13/96     107.5500      1.4765
   08/14/96     107.8000      1.4835
   08/15/96     107.9000      1.4856
   08/16/96     107.7700      1.4915
   08/19/96     107.9100      1.4875
   08/20/96     108.2500      1.4900
   08/21/96     108.2000      1.4812
   08/22/96     108.4500      1.4942
   08/23/96     108.4400      1.4875
   08/26/96     107.6000      1.4771
   08/27/96     107.8100      1.4767
   08/28/96     108.2100      1.4771
   08/29/96     108.3600      1.4779
   08/30/96     108.6400      1.4773
   09/03/96     109.2500      1.4834
   09/04/96     108.8300      1.4841
   09/05/96     108.9900      1.4840
   09/06/96     109.1900      1.4865
   09/09/96     108.9900      1.4900
   09/10/96     109.5800      1.5061
   09/12/96     110.0100      1.5120
   09/13/96     110.3900      1.5132
   09/16/96     110.4000      1.5102
   09/17/96     110.1700      1.5138
   09/18/96     108.9600      1.5073
   09/19/96     109.2400      1.5113
   09/20/96     109.8000      1.5150
   09/23/96     109.8000      1.5142
   09/24/96     109.7200      1.5122
   09/25/96     110.2500      1.5084
   09/26/96     110.3500      1.5206
   09/27/96     110.7900      1.5221
   09/30/96     111.4600      1.5258
   10/01/96     111.1400      1.5233
   10/02/96     111.8800      1.5272
   10/03/96     111.5200      1.5315
   10/04/96     111.5700      1.5289
   10/07/96     111.4000      1.5302
   10/08/96     111.1900      1.5265
   10/09/96     111.4100      1.5275
   10/10/96     111.2800      1.5300
   10/11/96     111.6000      1.5308
   10/14/96     111.6000      1.5288
   10/15/96     112.2400      1.5381
   10/16/96     112.2200      1.5385
   10/17/96     112.1000      1.5412
   10/18/96     112.5000      1.5418
   10/21/96     112.8100      1.5360
   10/22/96     112.8000      1.5340
   10/23/96     112.6600      1.5205
   10/24/96     112.7800      1.5216
   10/25/96     113.3000      1.5218
   10/28/96     114.1900      1.5197
   10/29/96     113.6000      1.5114
   10/30/96     113.7700      1.5088
   10/31/96     113.8800      1.5132




                                                         ANNUAL REPORT [LOGO] 3

Regarding country allocations, Fund strategies focused on a higher weighting to non-U.S. markets early in the year, as we felt European bonds offered superior return potential. With the Bundesbank in Germany lowering interest rates in response to an economic slowdown over the winter months, bond markets were expected to rally. In addition, as the European nations prepared for the start of European Monetary Union in 1999, stringent economic policies drove the yields in Italy, Spain, and Sweden towards convergence with yields in Germany and France. European bonds posted high total returns for the year, especially where convergence provided high capital gains.


Japanese bond holdings were reduced early in the year as stronger economic growth in the first quarter had the potential to cause higher interest rates. Late in the spring as interest rates had moved higher in Japan, we began to add back positions as economic growth looked likely to again slow. By the end of October, bond yields had moved back to historic lows, earning significant capital gains for the Funds. The Global Fixed Income Fund earned a total return of 7.41% for the fiscal year with the International Bond Fund producing a 4.47% total return. The Global Short Bond Fund, which was opened September 18, 1996, earned a total return of 1.10% through the end of the fiscal year.


Taxable Funds

The Limited Maturity Fund had a total return of 5.41 % for the fiscal year ending October 31,1996. The Fund was well positioned throughout the year, with a short average maturity. The Fund's focus on short maturity assets enabled it to capture attractive yield opportunities without the price risk of longer maturity assets. The Limited Maturity Fund maintained significant exposure to corporate and mortgage backed bonds throughout the year in order to add yield and performance to the portfolio.


The Short Bond Fund posted a 4.86% return for the fiscal year ending October 31, 1996. The Fund's focus on maturities of less than 5 years generally resulted in less volatile price fluctuations. The Fund was structured with an outlook for lower interest rates in the first half of the year which limited its return as interest rates rose sharply during the first quarter of 1996. The onset of lower interest rates, due to a slow-down in economic activity in the 3rd quarter, helped the Fund's performance rebound in the latter half of the year. Intermediate interest rates, as measured by 2-year through 5-year Treasuries, rose slightly over the past 12 months. Investors basically received only coupon income for the period, without any price appreciation. The Short Bond Fund's exposure to corporate and mortgage backed securities enhanced the portfolio


4 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP return by providing extra yield. The additional yield available on these instruments offset some of the price declines due to rising interest rates.


The Intermediate Bond Fund returned 4.06% for the 12 months ending October 31, 1996. The Fund was structured to benefit from a decline in interest rates, caused by continued slow economic growth. The unexpected sharp increase in yields that occurred in the first two quarters of 1996 accounted for a sharp drop in bond prices. The Fund took steps after the second quarter to become more defensively postured by investing in corporate, mortgage and asset backed securities. These instruments helped provide valuable coupon income to offset the decline in bond prices. The Intermediate Bond Fund's defensive nature focused much of the non-Treasury investments toward securities which were at the higher end of the quality spectrum. The Fund has avoided lowering quality criteria to capture marginal yield in return for the safety and extra liquidity of higher rated issuers.


The Opportunity Fund returned 4.86% for the 12 months ending October 31, 1996. Intermediate-term interest rates moved over 1.5%, peak to trough, during the fiscal year. When interest rates were rising, the Fund was structured to take advantage of a stable interest rate environment. The unexpected rise in rates caused the Fund's performance to lag as the sharp drop in bond prices offset any coupon income accrued over the period. The Fund undertook various strategies over the year to diminish the impact of volatile swings in interest rates. The most prominent strategy was to increase the allocation to the mortgage and corporate sectors. Both sectors tend to provide extra coupon income which acts to cushion the impact of falling bond prices. High quality incremental yield was added without exposing the Fund to credit or prepayment risk. The second strategy was to shorten the average maturity of the Fund during periods of high volatility. Shortening the average maturity of the Fund decreased the impact of swings in interest rates.


On December 9, 1996 the name of the Opportunity Fund was changed to the Investment Quality Bond Fund. This was done to provide investors with a name that would offer a brief description of the Fund's objectives much the same way that the "Short Bond Fund" and "Intermediate Bond Fund" names do currently. The strategies and objectives of the Fund have not changed.


The U.S. Treasury Fund returned 5.20% over the 12 months ending October 31, 1996. The Fund invested 100% of its assets in U.S. Treasury securities. At the beginning of the year, the Fund was structured with a longer average maturity to benefit from a continuation of the declining interest rate trend set in 1995. When


                                                          ANNUAL REPORT [LOGO] 5
this trend was broken, and interest rates rose almost 1.5% through the first half of 1996, the Fund stayed the course and was rewarded as interest rates eventually fell to within 0.25% of where they began the fiscal year. The Fund invested primarily in intermediate-term Treasury securities over the past 12 months. Intermediate-term Treasuries worked to the Fund's advantage as longer maturity Treasuries underperformed.


The Market Return Fund began on December 1, 1995. The objective of the Fund is to outperform the S&P 500 Index by replicating the return of the Index using index futures, and enhancing that return by actively managing a bond portfolio with the assets of the Fund. The bond portion of the Fund was structured for a continued decline in interest rates at the beginning of 1996. The sharp rise in rates that occurred during the first half of 1996 forced bond prices sharply lower. The short time frame in which bond prices dropped offset the coupon income that was accrued on the bond positions. The Fund has returned 14.06% since inception. Over the past six months, despite continued interest rate volatility, the Market Return Fund has outperformed the S&P 500 Index by over 1.0%.


Tax Exempt Bond Funds

At the end of 1995, municipal bond prices reflected concern over lower tax rates, and long-term municipal bond yields were unusually high compared to the general level of interest rates. During the first six months of the fiscal year, the portfolios were positioned with the outlook that interest rates would decline due to low inflation. Fund durations were longer than those of their peers because of this outlook. A longer duration will result in greater exposure to a change in interest rates.

                            [ BAR CHART ]

                 Municipal Yields as Percent of Treasury Yields

                Maturity in Years       Nov. '95        Oct. '96
                        3                  70              69
                        5                  73              72
                       10                  79              77
                       15                  86              82
                       20                  87              80
                       30                  88              83

Source: Payden & Rygel


6 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP

The Funds continue to focus on high quality municipal debt securities having strong legal support for debt service payment. Additional yield available from lower quality credits has diminished as more investors compete for those securities, reducing their overall value. Given the growing trend of state voters to restrict municipal entities from raising taxes to provide services, we believe that our focus on only the strongest credits with solid support is beneficial to shareholders.


As economic numbers began to portray a moderately growing economy during the second quarter of 1996, Fund durations were shortened to reduce the negative price impact of rising interest rates. The Short Duration Tax Exempt Fund returned 3.28% for the year, and the Tax Exempt Bond Fund had a return of 3.52%.


LOOKING FORWARD

As we look forward, we see a continuation of the trend towards increased competitiveness. Global inflation should stay low, keeping interest rates at the lower end of recent ranges. The U.S. dollar should also remain well supported, as this suits the economic agenda in Europe and Japan.


In the U.S., we continue to believe the economic environment will be one of slow, non-inflationary growth. The outlook for a restatement of the CPI by the Boskin Commission, expected to report in December, could have a dramatic impact on inflation expectations, real (i.e. inflation adjusted) rates of return, and the federal budget deficit. Both cost of living increases and increases in entitlement programs are based on this widely used index. The efforts to balance the Federal Budget and tackle entitlement reform will affect the direction and level of U.S. interest rates. However given our outlook for non-inflationary economic growth in the 2.5-3.0% range, we expect the Federal Reserve to keep short-term rates on hold in the immediate future.


The issue of tax reform has not gone away, it has simply changed shape. President Clinton will want to make good on his election promises of reducing the tax burden of the middle class. Rather than large scale tax reform, we anticipate smaller code changes that will provide general relief. This type of tax reform should not negatively impact municipal bond prices. The emergence of taxpayer revolts regarding increases in local taxation will have an impact on municipal credits. Whereas corporate restructuring and increasing international competition has forced higher efficiency in the public market place, perhaps it is time for municipal government to begin restructuring. The increase of public/private partnerships and greater accountability for public spending may have a positive impact on the tax exempt market.


                                                         ANNUAL REPORT [LOGO] 7

Equities, as measured by traditional measures such as price/earnings multiples and profit growth projections, are at expensive levels. It is difficult to project where the stock market may go from here. Whereas it is naive to insist that the economic paradigm has changed this time, it is interesting to note the increased participation in the market as a source of its strength. To the extent that 401(k) participants allocate their assets to stock funds, this will continue to provide a stream of demand that could propel the market further. Lower interest rates may continue to provide a positive for equity valuations, however the upside may be limited.


8 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP

GLOBAL SHORT BOND FUND


                              Maturity Composition

                                  [bar chart]


                    1               2                 4               6

U.S                1.3
Canada             1.3
Sweden                            2.2
Ireland                           2.4
Germany                           2.8
U.K.                              3.0
Denmark                                             4.1



Country Allocation
------------------

U.S.          25%
U.K.          24%
Denmark       17%
Germany       13%
Sweden        11%
Canada         5%
Ireland        5%



                                 October 31, 1996       October 31, 1995
                                 ----------------       ----------------
 Net Assets:                       $28,913,000               Fund
 Number of Issues:                          13                Not
 Average Maturity:                   2.4 years                In
 SEC Yield:                              5.12%             Operation


Investment Performance
    [line chart]
Global Short Bond                   Merrill Lynch

10                                  10
10.06                               10.04
10.11                               10.16


 Total Return
 ------------
                                               Since Inception*
                                               ----------------

 Global Short Bond Fund:                              1.10%
 Merrill Lynch 1-3 Years Treasury Index:              1.57%
 *Fund Inception was 9/18/96


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.


                                                          ANNUAL REPORT [LOGO] 9

GLOBAL FIXED INCOME FUND


                              Maturity Composition
                                  [bar chart]

                                               Years
                             Spain              3.4
                             U.S.               5.0
                             U.K.               5.0
                             Sweden             6.0
                             Japan              6.3
                             Germany            6.4
                             Denmark            6.9
                             Australia          8.7

                               Country Allocation
                               ------------------
                               U.S.           31%
                               U.K.           17%
                               Japan          14%
                               Denmark        11%
                               Germany        10%
                               Sweden          7%
                               Australia       5%
                               Spain           5%


                       October 31, 1996     October 31,1995
                       ----------------     ---------------
Net Assets:              $651,165,000        $540,040,000
Number of Issues:                  21                  20
Average Maturity:           5.7 years           6.7 years
SEC Yield:                      5.40%               5.85%


                             Investment Performance
                                  [line chart]

Global Fixed Income Fund            JP Morgan Hedged Global Bond Index
10                                  10
10.05                               10.14
10.03                               10.17
10                                  10.14
10.08                               10.29
10.2                                10.44
10.39                               10.63
10.52                               10.66
10.59                               10.7
10.62                               10.72
10.73                               10.94
10.83                               11.03
11.14                               11.26
11.14                               11.3
11.22                               11.4
11.2                                11.39
11.4                                11.54
11.47                               11.57
11.09                               11.33
10.89                               11.17
10.82                               11.09
10.79                               11.02
10.85                               10.95
10.94                               11.07
10.94                               11.01
10.9                                10.96
10.99                               10.98
11.05                               11.06
11.06                               11.07
11.24                               11.22
11.47                               11.41
11.77                               11.57
11.94                               11.74
12.24                               12.14
12.25                               12.16
12.3                                12.24
12.28                               12.35
12.47                               12.52
12.65                               12.67
12.91                               12.91
13.05                               13.05
13.11                               13.18
12.82                               12.99
12.83                               13.02
12.83                               13.09
12.82                               13.14
12.97                               13.27
13.03                               13.34
13.16                               13.45
13.39                               13.7
13.59                               13.95


Average Annual Total Return
---------------------------
                                        1-Year                 Since Inception*
                                        ------                 ----------------
Global Fixed Income Fund:                7.41%                       7.63%
JP Morgan Hedged Global Bond Index:     10.09%                       8.31%
*Fund Inception was 9/1/92


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.




10 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP

INTERNATIONAL BOND FUND


                              Maturity Composition
                                  [Bar Chart]

Years  Country Allocation
-----  ------------------
6.3    U.K.                21%
6.5    Japan               18%
6.3    Germany             12%
8.3    Sweden              10%
8.1    Denmark              9%
5.0    Spain                8%
4.5    Italy                8%
8.0    Ireland              5%
8.7    Australia            4%
8.3    Netherlands          3%
0.8    U.S.                 2%


                    October 31, 1996   October 31, 1995
                    ----------------   ----------------
 Net Assets:             $18,364,000        $19,194,000
 Number of Issues:                23                 28
 Average Maturity:         6.6 years          6.8 years
 SEC Yield:                     5.31%              5.54%


                             Investment Performance
                                  [Line Chart]

International Bond  JP Morgan Non-US Bond
------------------  ---------------------
       10                  10
       10.21               10.18
       10.4                10.41
       10.42               10.46
       10.44               10.56
       9.96                10.02
       10.18               10.33
       10.24               10.4
       10.37               10.5
       10.44               10.62
       10.29               10.39
       10.13               10.42
       10.17               10.44
       10.15               10.41
       10.14               10.44
       10.22               10.51
       10.44               10.81
       10.49               10.88
       10.55               10.89
       10.7                11.1


 Average Annual Total Return
 ---------------------------
                              1-Year  Since Inception*
                              ------  ----------------
 International Bond Fund       4.47%        4.36%
 JP Morgan Non-US Bond Index   6.66%        6.78%
 *Fund Inception was 4/1/95


Note: Past performance is not predicitive of future performance. This information is not part of the audited financial statements.




                                                       ANNUAL REPORT [ LOGO ] 11

SHORT DURATION TAX EXEMPT FUND
[Pie Chart]

Portfolio Composition

Revenue Bonds       28%
General Obligation  26%
Insured Bonds       26%
Pre-refunded Bonds  17%
Cash                 3%
     [Pie Chart]

                                                     Credit
                                                    Quality
                                                    -------
                                                AAA         52%
                                                AA          26%
                                                A           17%
                                                BBB          5%

                              October 31, 1996                  October 31, 1995
                              ----------------                  ----------------
 Net Assets:                       $36,336,000                       $16,019,000
 Number of Issues:                          35                                24
 Average Maturity:                   2.1 years                         3.5 years
 SEC Yield:                              3.76%                             3.80%

               Investment Performance
                    [Line Chart]

Short Duration                      Lehman 1 yr General Obligation
10                                  10
9.97                                10
9.97                                10
9.96                                10.03
9.99                                10.04
10.04                               10.08
10.12                               10.15
10.18                               10.22
10.21                               10.26
10.33                               10.36
10.34                               10.4
10.44                               10.48
10.48                               10.53
10.5                                10.56
10.55                               10.6
10.63                               10.65
10.68                               10.69
10.76                               10.76
10.74                               10.79
10.68                               10.8
10.68                               10.82
10.68                               10.85
10.74                               10.9
10.78                               10.95
10.8                                10.97
10.84                               11.02
10.9                                11.07
11.15                               11.2
11.13                               11.21
11.15                               11.23
11.23                               11.31
11.26                               11.36
11.3                                11.4
11.39                               11.5
11.52                               11.63

Average Annual Total Return
---------------------------

                                                        1-Year          Since Inception*
                                                        ------          ----------------
 Short Duration Tax Exempt Fund:                         3.28%                4.04%
 Lehman 1 Year General Obligation Index:                 4.49%                4.81%
 *Fund Inception was 9/1/94

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.


12 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP

TAX EXEMPT FUND

                              Portfolio Composition

                                  [Pie chart]

                         Revenue Bonds            22%
                         Cash                      2%
                         Pre-refunded Bonds        4%
                         Insured Bonds            37%
                         General Obligation       35%



Credit
Quality
-------

AAA   51%
AA    35%
A     10%
BBB    4%


                                  October 31, 1996       October 31, 1995
                                  ----------------       ----------------
 Net Assets:                       $49,862,000            $40,052,000
 Number of Issues:                          43                     43
 Average Maturity:                   9.3 years              9.4 years
 SEC Yield:                              4.75%                  4.75%


                             Investment Performance

                                  [Line Chart]

Lehman Quality Intermediate         Tax Exempt Bond

10.03                               10
10.09                               10.1
9.76                                9.89
9.37                                9.62
9.45                                9.7
9.5                                 9.75
9.38                                9.73
9.53                                9.86
9.56                                9.91
9.39                                9.82
9.22                                9.72
9.07                                9.6
9.24                                9.73
9.48                                9.91
9.72                                10.12
9.84                                10.24
9.81                                10.26
10.11                               10.52
9.98                                10.51
10.09                               10.64
10.23                               10.76
10.28                               10.81
10.44                               10.89
10.62                               11.01
10.7                                11.07
10.8                                11.18
10.72                               11.15
10.54                               11.04
10.49                               11.02
10.46                               11.01
10.54                               11.09
10.62                               11.18
10.63                               11.18
10.7                                11.28
10.81                               11.4


 Average Annual Total Return
 ---------------------------
                                                 1-Year      Since Inception*
                                                 ------      ----------------
 Tax Exempt Bond Fund:                            3.52%            2.74%
 Lehman Quality Intermediate Index:               4.60%            4.72**
 *Fund Inception was 12/21/93
 **Since January 1, 1994

Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.


                                                         ANNUAL REPORT [LOGO] 13

U.S. TREASURY FUND

Portfolio Composition

 Treasury/Agency 100%
     [Pie Chart]
                                                                Credit
                                                                Quality
                                                                -------
                                                             AAA       100%



                              October 31, 1996              October 31, 1995
                              ----------------              ----------------

 Net Assets:                       $22,114,000                   $10,894,000
 Number of Issues:                          13                            13
 Average Maturity:                   4.7 years                     4.9 years
 SEC Yield:                               5.85%                        5.60%


Investment Performance

[LINE CHART]

Lehman Intermediate Treasury        US Treasury
10                                  10
10.16                               10.13
10.36                               10.29
10.41                               10.34
10.53                               10.46
10.83                               10.79
10.9                                10.86
10.91                               10.84
10.99                               10.95
11.07                               11.02
11.19                               11.16
11.33                               11.33
11.44                               11.47
11.54                               11.57
11.42                               11.37
11.36                               11.25
11.33                               11.19
11.32                               11.17
11.43                               11.28
11.47                               11.33
11.48                               11.33
11.63                               11.5
11.82                               11.74


 Average Annual Total Return
 ---------------------------
                                              1-Year        Since Inception*
                                              ------        ----------------
 U.S. Treasury Fund:                           5.20%              9.15%
 Lehman Intermediate Treasury Index:           5.61%              9.54%

 *Fund Inception was 1/1/95


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



14 [LOGO] PAYDEN & RYGEL INVESTMENT GROUP

LIMITED MATURITY FUND


                             Portfolio Composition

                                  [Pie Chart]

                         Treasury/Agency          26%
                         Commercial Paper         38%
                         Mortgage Backed           5%
                         Cash                      1%
                         Asset Backed              3%
                         Corporate                27%

                                     Credit
                                     Quality
                                     -------

                                AAA           36%
                                AA            29%
                                A             26%
                                B              9%




                                October 31, 1996        October 31, 1995
                                ----------------        ----------------

Net Assets:                          $50,771,000             $18,414,000
Number of Issues:                             27                      23
Average Maturity:                      0.7 years               0.7 years
SEC Yield:                                 5.63%                   5.52%







Investment Performance

[Line Chart]

Limited Maturity Fund               Merrill Lynch 90-day Treasury Bill Index
10                                  10
10.03                               10.024
10.071                              10.063
10.107                              10.119
10.142                              10.155
10.179                              10.158
10.223                              10.184
10.263                              10.199
10.314                              10.24
10.366                              10.308
10.416                              10.395
10.469                              10.447
10.518                              10.497
10.572                              10.584
10.626                              10.634
10.677                              10.684
10.731                              10.739
10.778                              10.774
10.828                              10.84
10.877                              10.9
10.936                              10.965
10.986                              11.032
11.03                               11.047
11.071                              11.066
11.118                              11.099
11.167                              11.139
11.213                              11.193
11.264                              11.242
11.315                              11.289
11.368                              11.345
11.417                              11.427
11.3                                11.4
11.39                               11.5
11.52                               11.63

Average Annual Total Return
---------------------------
                                                1-Year         Since Inception*
                                                ------         ----------------
Limited Maturity Fund:                           5.41%               5.47%
Merrill Lynch 90-day Treasury Bill Index:        5.43%               5.43%
*Fund Inception was 5/1/94


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.



                                                       ANNUAL REPORT [LOGO]   15

SHORT BOND FUND


                             Portfolio Composition

                                  [Pie Chart]

                          Treasury/Agency          50%
                          Corporate                32%
                          Mortgage Backed          12%
                          Asset Backed              3%
                          Commercial Paper          1%
                          Cash                      2%

                                     Credit
                                     Quality
                                     -------

                            AAA                    66%
                            AA                      2%
                            A                      22%
                            BBB                    10%


                        October 31, 1996      October 31, 1995
                        ----------------      ----------------
Net Asset:                $97,966,000            $19,157,000
Number of Issues:                  34                     27
Average Maturity:           1.9 years              2.6 years
SEC Yield:                      5.80%                  5.62%


Investment Performance
     [Line Chart]

Short Bond                          Merrill Lynch 1-3 year Treasury
10                                  10
10.05                               10.06
10                                  10
9.94                                9.95
9.88                                9.91
9.9                                 9.93
9.93                                9.96
10                                  10.04
10.04                               10.08
10                                  10.06
10.02                               10.08
10.01                               10.03
10.04                               10.06
10.16                               10.2
10.3                                10.34
10.37                               10.39
10.46                               10.49
10.67                               10.67
10.73                               10.73
10.75                               10.77
10.83                               10.84
10.89                               10.89
10.98                               10.98
11.09                               11.08
11.18                               11.16
11.28                               11.26
11.21                               11.21
11.15                               11.2
11.13                               11.21
11.15                               11.23
11.23                               11.31
11.26                               11.36
11.3                                11.4
11.39                               11.5
11.52                               11.63


Average Annual Total Return
---------------------------
                                         1-Year              Since Inception*
                                         ------              ----------------
Short Bond Fund:                          4.86%                    5.10%
Merrill Lynch 1-3 year Treasury Index:    5.89%                    5.47%
*Fund Inception was 1/1/94





Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.





16  [LOGO] PAYDEN & RYGEL INVESTMENT GROUP

INTERMEDIATE BOND FUND

Portfolio Composition

                                  [pie chart]
                        Treasury/Agency         35%
                        Corporate               32%
                        Mortgage Backed         18%
                        Commercial Paper        11%
                        Asset Backed             4%

Credit
Quality
-------
AAA       61%
AA        10%
A         18%
BBB       11%


                                October 31, 1996               October 31, 1995
                                ----------------               ----------------
 Net Assets:                       $52,767,000                    $34,391,000
 Number of Issues:                          31                             28
 Average Maturity:                   3.1 years                      5.9 years
 SEC Yield:                              5.74%                          5.93%


Investment Performance
    [line chart]
Intermediate Bond                   Lehman Intermediate Govt/Corp
10                                  10
10.11                               10.12
9.96                                9.91
9.8                                 9.73
9.73                                9.64
9.74                                9.65
9.74                                9.6
9.88                                9.72
9.91                                9.74
9.82                                9.66
9.82                                9.65
9.77                                9.64
9.81                                9.67
9.97                                9.82
10.18                               10.01
10.24                               10.07
10.36                               10.18
10.68                               10.49
10.75                               10.56
10.75                               10.53
10.85                               10.64
10.93                               10.72
11.05                               10.85
11.19                               11.01
11.31                               11.15
11.41                               11.24
11.27                               11.06
11.22                               10.97
11.18                               10.9
11.17                               10.87
11.29                               10.98
11.32                               10.99
11.33                               11.02
11.49                               11.14
11.69                               11.29



Average Annual Total Return
---------------------------
                                    1-Year          Since Inception*
                                    ------          ----------------
 Intermediate Bond Fund:             4.06%                4.37%
 Lehman Intermediate
 Government/Corporate Index:         5.79%                5.66%
 *Fund Inception was 1/1/94


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.

                                                         ANNUAL REPORT [LOGO] 17

OPPORTUNITY FUND


                             Portfolio Composition
                                 [pie chart]

   Credit
  Quality
  -------
   AAA     66%  Mortgage Backed    32%
   AA1      5%  Cash                1%
   A       16%  Corporate          30%
   BBB      3%  Commercial Paper   12%
                Treasury / Agency  26%


                    October 31, 1996   October 31, 1995
                    ----------------   ----------------
 Net Assets:             $32,304,000        $25,822,000
 Number of Issues:                32                 32
 Average Maturity:         6.8 years          9.5 years
 SEC Yield:                     6.63%              5.91%


                             Investment Performance
                                  [line chart]

Opportunity Fund  Lehman Aggregate
----------------  ----------------
     10                10
     10.14             10.19
     9.96              9.88
     9.71              9.64
     9.64              9.55
     9.63              9.54
     9.61              9.51
     9.8               9.67
     9.82              9.63
     9.67              9.48
     9.66              9.45
     9.64              9.48
     9.71              9.53
     9.9               9.71
     10.14             9.92
     10.2              9.99
     10.34             10.11
     10.74             10.56
     10.82             10.62
     10.8              10.55
     10.93             10.7
     11.03             10.83
     11.18             11
     11.34             11.21
     11.5              11.41
     11.58             11.47
     11.38             11.14
     11.3              11
     11.23             10.89
     11.21             10.85
     11.36             10.98
     11.39             10.98
     11.37             11.11
     11.57             11.22
     11.83             11.54


 Average Annual Total Return
 ---------------------------
                              1-Year  Since Inception*
                              ------  ----------------
 Opportunity Fund:             4.86%        5.17%
 Lehman Aggregate Index:       5.39%        5.87%
 *Fund Inception was 1/1/94


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.




18 [ LOGO ] Payden & Rygel Investment Group

MARKET RETURN FUND


                             Portfolio Composition
                                 [pie chart]

   Equity
  Exposure
  --------
 S&P Futures     98%  Corporate                  17%
 S&P Depository   2%  Mortgage Backed            14%
 Receipts             S & P Depository Receipts   2%
                      Cash                        9%
                      Treasury / Agency          58%


                    October 31, 1996   October 31, 1995
                    ----------------   ----------------
 Net Assets:              $5,789,000               Fund
 Number of Issues:                20                Not
 Average Maturity:         2.1 years                 In
 SEC Yield:                     6.03%         Operation


                  Investment Performance
                       [line chart]

Standard & Poors    Market Return Fund
----------------    ------------------
   10                    10
   10.19                 10.16
   10.54                 10.55
   10.64                 10.36
   10.74                 10.37
   10.9                  10.36
   11.18                 10.49
   11.22                 10.7
   10.73                 10.17
   10.95                 10.34
   11.57                 10.98
   11.89                 11.41


 Total Return
 ------------
                               Since Inception*
                               ----------------
 Market Return Fund:                14.06%
 Standard & Poor's 500 Index:       18.88%
 *Fund Inception was 12/1/95


Note: Past performance is not predictive of future performance. This information is not part of the audited financial statements.





                                                       ANNUAL REPORT [ LOGO ] 19

  STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1996

                                          GLOBAL             GLOBAL         INTERNATIONAL      SHORT DURATION
                                        SHORT BOND        FIXED INCOME           BOND            TAX EXEMPT
                                           FUND               FUND               FUND               FUND
                                      ==============     ==============     ==============     ==============
ASSETS:
Investments, at value*..............   $ 27,199,566       $633,674,501       $ 17,956,091       $ 35,731,987
Interest receivable.................      1,089,359         20,719,527            500,193            610,894
Open forward currency contracts.....         10,145          3,482,088             90,984
Closed forward currency contracts...                           154,261
Receivable for investments sold.....
Receivable for open futures
  contracts.........................
Receivable for fund shares sold.....      1,000,000
Unamortized organization costs
  Note 4)...........................          1,027             15,212              3,654              3,105
Deferred expense subsidy (Note 5)...         50,458                               118,517            182,710
Other assets........................                               201                 20
                                      -------------      --------------     -------------      -------------
     Total Assets...................     29,350,555        658,045,790         18,669,459         36,528,696
                                      -------------      --------------     -------------      -------------
LIABILITIES:
Open forward currency contracts.....        383,890          6,465,142            179,850
Closed forward currency contracts...                            28,389
Payable for investments purchased...
Payable for open futures
  contracts.........................
Payable for fund shares redeemed....
Deposit for fund shares sold........
Payable to Payden & Rygel
  (Note 5)..........................          6,684
Accrued expenses:
  Investment advisory fees..........          7,843            128,447             76,423            140,450
  Administration fees...............          1,569             33,430              9,273             14,675
  Other expenses....................         37,154            225,804             39,509             37,942
Other liabilities
                                      -------------      --------------     -------------      -------------
     Total Liabilities..............        437,140          6,881,212            305,055            193,067
                                      -------------      --------------     -------------      -------------
     NET ASSETS.....................   $ 28,913,415       $651,164,578       $ 18,364,404       $ 36,335,629
                                      =============      ==============     =============      =============
NET ASSETS:
Paid in capital.....................   $ 28,785,368       $644,593,521       $ 18,027,254       $ 36,324,093
Undistributed net investment
  income............................         25,713          2,668,546                                 2,225
Accumulated net realized gains
  (losses) from:
  Investments.......................                       (11,848,733)                               65,275
  Futures contracts.................                           170,675                              (108,515)
Accumulated distributions in excess
  of realized gains (losses) on
  investments.......................                                             (110,019)
Net unrealized appreciation
  (depreciation) from:
  Investments.......................         78,846         16,591,370            592,947             52,551
  Translation of assets and
     liabilities in foreign
     currencies.....................         23,488         (1,010,801)          (145,778)
  Open futures contracts............
                                      -------------      --------------     -------------      -------------
     NET ASSETS.....................   $ 28,913,415       $651,164,578       $ 18,364,404       $ 36,335,629
                                      =============      ==============     =============      =============
Outstanding shares of beneficial
  interest..........................      2,871,151         62,918,935          1,766,919          3,630,620
                                      =============      ==============     =============      =============
NET ASSET VALUE -- offering and
  redemption price per share........   $      10.07       $      10.35       $      10.39       $      10.01
                                      =============      ==============     =============      =============

------------
* Investments, at cost..............   $ 26,739,594       $615,229,208       $ 17,420,954       $ 35,679,436

                       See notes to financial statements.

 20 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

     TAX EXEMPT          U.S.           LIMITED           SHORT         INTERMEDIATE                         MARKET
        BOND           TREASURY         MATURITY           BOND             BOND         OPPORTUNITY         RETURN
        FUND             FUND             FUND             FUND             FUND             FUND             FUND
    ============     ============     ============     ============     ============     ============     ============
    $49,160,419      $23,807,464      $54,827,184      $97,021,839      $57,624,705      $34,656,903       $6,024,222
        752,013          307,280          415,150        1,393,857          677,503          361,314           60,181
                                                         5,054,738        2,517,960
                                                                                                               54,800
                                                         1,000,000                         2,498,119
          6,561            2,345              880                                                              41,427
        266,058          134,344          260,697          228,740          188,283          318,100          119,282
    -----------      -----------      -----------      -----------      -----------      -----------       ----------
     50,185,051       24,251,433       55,503,911      104,699,174       61,008,451       37,834,436        6,299,912
    -----------      -----------      -----------      -----------      -----------      -----------       ----------
                                                         5,000,000        6,978,762        5,212,599
         14,219
         28,500        2,000,000        4,470,377        1,500,000        1,069,775
                                                                                                              350,000
                          29,130           37,318               30                           159,294          112,195
        215,573           62,862          154,408          132,091          134,774          111,424            8,031
         25,600            9,263           20,752           30,253           20,422           15,112            1,721
         37,221           36,536           50,249           67,297           36,341           32,270           38,763
          1,835                                              3,261            1,648
    -----------      -----------      -----------      -----------      -----------      -----------       ----------
        322,948        2,137,791        4,733,104        6,732,932        8,241,722        5,530,699          510,710
    -----------      -----------      -----------      -----------      -----------      -----------       ----------
    $49,862,103      $22,113,642      $50,770,807      $97,966,242      $52,766,729      $32,303,737       $5,789,202
    ===========      ===========      ===========      ===========      ===========      ===========       ==========
    $50,821,640      $22,004,727      $50,706,798      $97,680,510      $52,355,817      $32,248,275       $5,510,368
          6,235            7,296           12,828           22,497           11,959           67,182            1,537
     (1,316,984)        (134,232)         (63,043)        (356,543)         (51,401)        (434,882)         (96,145)
       (157,832)                                                                             165,973          112,669
        677,482          235,851          114,224          619,778          450,354          257,189           34,998
       (168,438)                                                                                              225,775
    -----------      -----------      -----------      -----------      -----------      -----------       ----------
    $49,862,103      $22,113,642      $50,770,807      $97,966,242      $52,766,729      $32,303,737       $5,789,202
    ===========      ===========      ===========      ===========      ===========      ===========       ==========
      5,266,366        2,098,931        5,047,881        9,829,447        5,497,972        3,294,124          532,943
    ===========      ===========      ===========      ===========      ===========      ===========       ==========
    $      9.47      $     10.54      $     10.06      $      9.97      $      9.60      $      9.81       $    10.86
    ===========      ===========      ===========      ===========      ===========      ===========       ==========
    $48,482,937      $23,571,613      $54,712,960      $96,402,061      $57,174,351      $34,399,714       $5,989,224

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  21

  STATEMENTS OF OPERATIONS
For the period ended October 31, 1996

                                       GLOBAL         GLOBAL       INTERNATIONAL    SHORT DURATION
                                     SHORT BOND    FIXED INCOME        BOND           TAX EXEMPT
                                      FUND (A)         FUND            FUND              FUND
                                     ==========    ============    =============    ==============
INVESTMENT INCOME - INTEREST.......   $142,485     $39,656,546      $ 1,179,617       $1,188,946
                                     ----------    -----------     ------------     -------------
EXPENSES:
Investment advisory fees (Note
  5)...............................      7,843       1,982,809           65,046           89,100
Administration fees (Note 5).......      1,569         397,116           11,676           17,181
Custodian fees.....................      3,375         182,796           27,074            6,162
Accounting fees (Note 5)...........      1,939         179,198           14,821           18,153
Legal fees.........................        359          50,211            2,432            1,576
Audit fees.........................     19,184          60,599           17,675           17,658
Organization expenses (Note 4).....        534          18,246            1,035            1,098
Trustees' fees and expenses........        183          70,071            2,095            2,733
Transfer agent fees (Note 5).......      3,676          60,717           13,114           13,388
Registration and filing fees.......     22,645         167,350           21,591           15,793
Printing costs.....................        805          44,856            1,209            2,935
Other expenses.....................        111         147,409            5,042            8,668
Expense subsidy (Note 5)...........    (50,458)                         (51,952)         (69,070)
                                     ----------    -----------     ------------     -------------
  Net Expenses.....................     11,765       3,361,378          130,858          125,375
                                     ----------    -----------     ------------     -------------
     Net Investment Income.........    130,720      36,295,168        1,048,759        1,063,571
                                     ----------    -----------     ------------     -------------
REALIZED AND UNREALIZED GAINS
  (LOSSES):
Net realized gains (losses) from:
  Investments......................                  9,061,739          481,273*          65,273
  Foreign currency transactions....         (8)     (8,756,285 )     (1,437,710)
  Futures contracts................                    170,675                          (108,515)
Change in net unrealized
  appreciation (depreciation) from:
  Investments......................     78,846      (1,190,846 )        280,999          (83,247)
  Translation of assets and
     liabilities in foreign
     currencies....................     23,488       8,722,865          333,018
  Futures contracts................
                                     ----------    -----------     ------------     -------------
     Net realized and unrealized
       gains (losses)..............    102,326       8,008,148         (342,420)        (126,489)
                                     ----------    -----------     ------------     -------------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................   $233,046     $44,303,316      $   706,339       $  937,082
                                     ==========    ============    =============    ==============
------------
(a) The Fund commenced operations on September 18, 1996.
(b) The Fund commenced operations on December 1, 1995.
 * Included net realized loss of $79,924 on option contracts purchased.

                       See notes to financial statements.

 22 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

        TAX EXEMPT        U.S.         LIMITED         SHORT        INTERMEDIATE                      MARKET
           BOND         TREASURY       MATURITY         BOND            BOND         OPPORTUNITY      RETURN
           FUND           FUND           FUND           FUND            FUND            FUND          FUND(B)
        ==========     ==========     ==========     ==========     ============     ===========     =========
        $2,577,975     $1,072,381     $2,161,797     $3,271,853      $2,523,749      $1,904,675      $ 171,576
        ---------      ----------     ----------     ----------     ------------     ----------      ---------
          159,206          49,630        104,879        150,282         111,179          83,067          8,031
           30,854          10,950         22,883         32,665          24,631          18,435          1,721
            6,494           6,082          6,198          6,275           6,162           6,114          5,570
           24,200          13,489         19,896         24,109          19,239          16,438          8,882
            2,946           1,243          2,595          3,300           2,234           2,119         11,443
           18,008          16,904         17,849         17,803          17,774          17,108         20,373
            2,900             756            340                                                         7,711
            5,092           2,242          3,716          5,070           3,697           3,267            285
           14,680          11,736         14,213         16,067          13,053          13,429          9,986
           17,294          21,542         27,347         39,981          18,284          16,810         41,079
            6,950            (115)         3,422          5,594           5,001           4,024          1,250
           14,822           4,677          8,124          8,368          10,518           8,342          2,951
          (79,465)        (59,308)      (119,112)       (94,820)        (53,096)       (189,153)      (119,282)
        ---------      ----------     ----------     ----------      ----------      ----------      ---------
          223,981          79,828        112,350        214,694         178,676               0              0
        ---------      ----------     ----------     ----------      ----------      ----------      ---------
        2,353,994         992,553      2,049,447      3,057,159       2,345,073       1,904,675        171,576
        ---------      ----------     ----------     ----------      ----------      ----------      ---------
           (9,692)       (130,766)       (60,491)      (353,688)        (52,914)       (434,892)       (96,145)
         (157,832)                                                                      165,973        112,669
         (414,168)        (94,523)        53,290        439,764        (479,438)       (342,583)        34,998
         (292,875)                                                                                     225,775
        ---------      ----------     ----------     ----------      ----------      ----------      ---------
         (874,567)       (225,289)        (7,201)        86,076        (532,352)       (611,502)       277,297
        ---------      ----------     ----------     ----------      ----------      ----------      ---------
        $1,479,427     $  767,264     $2,042,246     $3,143,235      $1,812,721      $1,293,173      $ 448,873
        ==========     ==========     ==========     ==========      ==========      ==========      =========

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  23

  STATEMENTS OF CHANGES IN NET ASSETS
October 31, 1996

                                             GLOBAL SHORT
                                              BOND FUND             GLOBAL FIXED INCOME FUND
                                           ================      ===============================
                                             PERIOD ENDED          YEAR ENDED       YEAR ENDED
                                           OCTOBER 31, 1996        OCTOBER 31,      OCTOBER 31,
                                                   (A)                 1996             1995
                                           ================      =============     =============
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income....................    $   130,720         $  36,295,168     $  28,703,456
Net realized gains (losses)..............             (8)              476,129        27,506,560
Change in net unrealized appreciation
  (depreciation).........................        102,334             7,532,019         9,681,400
                                             -----------         -------------     -------------
  Change in net assets resulting
     from operations.....................        233,046            44,303,316        65,891,416
                                             -----------         -------------     -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................       (104,999)          (44,142,948)      (41,196,930)
Net realized gains from investments......
In excess of net realized gains from
  investments............................
                                             -----------         -------------     -------------
  Change in net assets from distributions
     to shareholders.....................       (104,999)          (44,142,948)      (41,196,930)
                                             -----------         -------------     -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold...........     28,680,369           230,552,397       111,729,616
Reinvestment of distributions............        104,999            40,665,055        38,712,586
Cost of fund shares redeemed.............                         (160,254,143)      (65,305,726)
                                             -----------         -------------     -------------
  Change in net assets from capital
     transactions........................     28,785,368           110,963,309        85,136,476
                                             -----------         -------------     -------------
     Total Change in Net Assets..........     28,913,415           111,123,677       109,830,962
NET ASSETS:
Beginning of period......................              0           540,040,901       430,209,939
                                             -----------         -------------     -------------
End of period............................    $28,913,415         $ 651,164,578     $ 540,040,901
                                             ===========         =============     =============
FUND SHARES OF BENEFICIAL
  INTEREST:
Outstanding shares at beginning of
  period.................................              0            52,327,237        44,045,982
                                             -----------         -------------     -------------
Shares sold..............................      2,860,724            22,249,887        10,968,947
Shares issued in reinvestment of
  distributions..........................         10,427             4,006,005         3,831,846
Shares redeemed..........................              0           (15,664,194)       (6,519,538)
                                             -----------         -------------     -------------
Change in shares outstanding.............      2,871,151            10,591,698         8,281,255
                                             -----------         -------------     -------------
Outstanding shares at end of period......      2,871,151            62,918,935        52,327,237
                                             ===========         =============     =============

------------
(a) The Fund commenced operations on September 18, 1996.

(b) The Fund commenced operations on April 1, 1995.

                       See notes to financial statements.

 24 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

              INTERNATIONAL BOND
                     FUND                             SHORT DURATION TAX EXEMPT                      TAX EXEMPT BOND
    ======================================                      FUND                                      FUND
      YEAR ENDED           PERIOD ENDED         ====================================      ====================================
      OCTOBER 31,        OCTOBER 31, 1995          YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
         1996                   (B)             OCTOBER 31, 1996     OCTOBER 31, 1995     OCTOBER 31, 1996     OCTOBER 31, 1995
    ===============     ==================      ================     ================     ================     ================
      $ 1,048,759           $   370,386           $  1,063,571         $    738,428         $  2,353,994         $  1,545,633
         (956,437)              (98,063)               (43,242)              33,670             (167,524)            (216,473)
          614,017              (166,848)               (83,247)             227,515             (707,043)           2,443,288
    -------------       ---------------         --------------       --------------       --------------       --------------
          706,339               105,475                937,082              999,613            1,479,427            3,772,448
    -------------       ---------------         --------------       --------------       --------------       --------------
          (51,924)             (219,289)            (1,063,018)            (743,140)          (2,352,923)          (1,550,994)
          (23,827)              (53,034)               (32,675)
         (110,019)              (16,571)
    -------------       ---------------         --------------       --------------       --------------       --------------
         (185,770)             (288,894)            (1,095,693)            (743,140)          (2,352,923)          (1,550,994)
    -------------       ---------------         --------------       --------------       --------------       --------------
        4,234,969            19,111,194             28,660,093           17,480,222           19,067,316           14,684,139
          180,026               268,449                826,992              678,179            1,985,629            1,467,907
       (5,765,447)               (1,937)            (9,011,463)         (22,546,345)         (10,369,014)          (3,795,557)
    -------------       ---------------         --------------       --------------       --------------       --------------
       (1,350,452)           19,377,706             20,475,622           (4,387,944)          10,683,931           12,356,489
    -------------       ---------------         --------------       --------------       --------------       --------------
         (829,883)           19,194,287             20,317,011           (4,131,471)           9,810,435           14,577,943
       19,194,287                     0             16,018,618           20,150,089           40,051,668           25,473,725
    -------------       ---------------         --------------       --------------       --------------       --------------
      $18,364,404           $19,194,287           $ 36,335,629         $ 16,018,618         $ 49,862,103         $ 40,051,668
    =============       ===============         ==============       ==============       ==============       ==============
        1,912,673                     0              1,589,820            2,029,728            4,177,567            2,861,275
    -------------       ---------------         --------------       --------------       --------------       --------------
          421,938             1,886,243              2,854,221            1,745,760            1,986,272            1,570,000
           17,707                26,628                 82,428               67,925              208,658              158,441
         (585,399)                 (198)              (895,849)          (2,253,593)          (1,106,131)            (412,149)
    -------------       ---------------         --------------       --------------       --------------       --------------
         (145,754)            1,912,673              2,040,800             (439,908)           1,088,799            1,316,292
    -------------       ---------------         --------------       --------------       --------------       --------------
        1,766,919             1,912,673              3,630,620            1,589,820            5,266,366            4,177,567
    =============       ===============         ==============       ==============       ==============       ==============

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  25

                                               U.S. TREASURY FUND         LIMITED MATURITY FUND
                                           ==========================   ==========================
                                           YEAR ENDED    PERIOD ENDED    YEAR ENDED    YEAR ENDED
                                           OCTOBER 31,   OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                              1996         1995 (C)         1996          1995
                                           ===========   ============   ============   ===========
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income....................  $   992,553   $   355,690     $  2,049,447   $   879,148
Net realized gains (losses)..............     (130,766)       34,473          (60,491)          999
Change in net unrealized appreciation
  (depreciation).........................      (94,523)      330,374           53,290        91,216
                                           -----------   -----------     ------------   -----------
  Change in net assets resulting from
     operations..........................      767,264       720,537        2,042,246       971,363
                                           -----------   -----------     ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income....................     (988,707)     (352,240)     (2,041,488)     (881,648)
Net realized gains from investments......      (37,939)
In excess of net realized gains from
  investments............................
                                           -----------   -----------    ------------   -----------
  Change in net assets from distributions
     to shareholders.....................   (1,026,646)     (352,240)     (2,041,488)     (881,648)
                                           -----------   -----------    ------------   -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold...........   21,850,747    11,528,561     111,950,760    30,816,505
Reinvestment of distributions............      821,001       351,159       2,027,495       866,908
Cost of fund shares redeemed.............  (11,192,992)   (1,353,749)    (81,622,509)  (27,606,714)
                                           -----------   -----------    ------------   -----------
  Change in net assets from capital
     transactions........................   11,478,756    10,525,971      32,355,746     4,076,699
                                           -----------   -----------    ------------   -----------
     Total Change in Net Assets..........   11,219,374    10,894,268      32,356,504     4,166,414
NET ASSETS:
Beginning of period......................   10,894,268             0      18,414,303    14,247,889
                                           -----------   -----------    ------------   -----------
End of period............................  $22,113,642   $10,894,268    $ 50,770,807   $18,414,303
                                           ===========   ===========    ============   ===========
FUND SHARES OF BENEFICIAL INTEREST:
Outstanding shares at beginning of
  period.................................    1,026,380             0       1,830,050     1,424,310
                                           -----------   -----------    ------------   -----------
Shares sold..............................    2,071,280     1,121,118      11,140,482     3,067,449
Shares issued in reinvestment of
  distributions..........................       78,390        33,655         201,954        86,480
Shares redeemed..........................   (1,077,119)     (128,393)     (8,124,605)   (2,748,189)
                                           -----------   -----------    ------------   -----------
Change in shares outstanding.............    1,072,551     1,026,380       3,217,831       405,740
                                           -----------   -----------    ------------   -----------
Outstanding shares at end of period......    2,098,931     1,026,380       5,047,881     1,830,050
                                           ===========   ===========    ============   ===========

------------
(c) The Fund commenced operations on January 1, 1995.

(d) The Fund commenced operations on December 1, 1995.

                       See notes to financial statements.

 26 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

                                            INTERMEDIATE                                                 MARKET
            SHORT BOND                          BOND                         OPPORTUNITY                 RETURN
               FUND                             FUND                             FUND                     FUND
    ===========================     ============================     ============================     ============
    YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED      PERIOD ENDED
    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,
       1996            1995             1996            1995             1996            1995           1996 (D)
    ===========     ===========     ============     ===========     ============     ===========     ============
    $ 3,057,159     $   573,521     $  2,345,073     $ 1,549,919     $  1,904,675     $   530,941      $  171,576
       (353,688)         59,994          (52,914)        471,047         (268,919)        202,864          16,524
        439,764         201,029         (479,438)      1,010,731         (342,583)        600,568         260,773
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
      3,143,235         834,544        1,812,721       3,031,697        1,293,173       1,334,373         448,873
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
     (3,039,378)       (570,116)      (2,340,379)     (1,549,848)      (1,843,583)       (526,378)       (170,039)
        (16,883)                        (255,413)                         (13,424)
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
     (3,056,261)       (570,116)      (2,595,792)     (1,549,848)      (1,857,007)       (526,378)       (170,039)
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
     95,063,381      22,625,118       32,977,552      19,805,492       25,161,170      25,177,485       5,468,086
      2,857,489         570,116        1,610,996         926,921        1,728,421         524,801         141,367
    (19,198,388)     (6,894,440)     (15,429,671)     (2,135,210)     (19,843,931)     (3,718,336)        (99,085)
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
     78,722,482      16,300,794       19,158,877      18,597,203        7,045,660      21,983,950       5,510,368
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
     78,809,456      16,565,222       18,375,806      20,079,052        6,481,826      22,791,945       5,789,202
     19,156,786       2,591,564       34,390,923      14,311,871       25,821,911       3,029,966               0
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
    $97,966,242     $19,156,786     $ 52,766,729     $34,390,923     $ 32,303,737     $25,821,911      $5,789,202
    ===========     ===========     ============     ===========     ============     ===========     ===========
      1,907,327         267,604        3,490,147       1,538,681        2,591,405         333,492               0
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
      9,562,749       2,270,630        3,433,330       2,074,179        2,556,961       2,588,864         528,431
        287,635          57,274          166,498          96,175          177,262          54,154          13,760
     (1,928,264)       (688,181)      (1,592,003)       (218,888)      (2,031,504)       (385,105)         (9,248)
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
      7,922,120       1,639,723        2,007,825       1,951,466          702,719       2,257,913         532,943
    -----------     -----------     ------------     -----------     ------------     -----------     -----------
      9,829,447       1,907,327        5,497,972       3,490,147        3,294,124       2,591,405         532,943
    ===========     ===========     ============     ===========     ============     ===========     ===========

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  27

GLOBAL SHORT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     CANADA (CANADIAN DOLLAR) (4.2%):
     Government Bonds (4.2%):
             1,600,000   6.25%, 2/1/98...................................     $ 1,227,088
                                                                            --------------
     Total Canada (Cost -- $1,191,177)...................................       1,227,088
                                                                            --------------
     DENMARK (DANISH KRONE) (16.3%):
     Government Bonds (16.3%):
            24,300,000   9.00%, 11/15/00.................................       4,715,637
                                                                            --------------
     Total Denmark (Cost -- $4,667,115)..................................       4,715,637
                                                                            --------------
     GERMANY (GERMAN MARK) (12.7%):
     Government Bonds (8.6%):
             3,525,000   Bundeschatze, 6.88%, 10/15/03...................       2,479,175
                                                                            --------------
     Total Government Bonds..............................................       2,479,175
                                                                            --------------
     U.S. Government Agencies (4.1%):
     Federal National Mortgage Association (4.1%):
             1,720,000   Global Bond, 6.00%, 8/23/00.....................       1,187,751
                                                                            --------------
     Total U.S. Government Agencies......................................       1,187,751
                                                                            --------------
     Total Germany (Cost -- $3,648,917)..................................       3,666,926
                                                                            --------------
     GREAT BRITAIN (BRITISH POUND) (23.0%):
     Corporate Bonds (12.7%):
     Financial (12.7%):
               790,000   Abbey National Treasury, 6.00%, 8/10/99.........       1,249,723
               725,000   Baden Wurt L-Finance, 7.75%, 12/14/00...........       1,198,949
               770,000   General Electric Capital Corporation, 6.25%,
                         12/7/99.........................................       1,223,851
                                                                            --------------
     Total Corporate Bonds...............................................       3,672,523
                                                                            --------------
     Government Bonds (6.1%):
             1,075,000   UK Gilt, 7.25%, 3/30/98.........................       1,767,601
                                                                            --------------
     Total Government Bonds..............................................       1,767,601
                                                                            --------------

                       See notes to financial statements.

 28 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     Supranational Bonds (4.2%):
               700,000   European Investment Bank Euro, 8.75%, 12/7/00...     $ 1,196,580
                                                                            --------------
     Total Supranational Bonds...........................................       1,196,580
                                                                            --------------
     Total Great Britain (Cost -- $6,378,861)............................       6,636,704
                                                                            --------------
     IRELAND (IRISH PUNT) (4.3%):
     Government Bonds (4.3%):
               750,000   6.25%, 4/1/99...................................       1,220,860
                                                                            --------------
     Total Ireland (Cost -- $1,201,085)..................................       1,220,860
                                                                            --------------
     SWEDEN (SWEDISH KRONA) (10.1%):
     Government Bonds (10.1%):
            17,300,000   11.00%, 1/21/99.................................       2,932,785
                                                                            --------------
     Total Sweden (Cost -- $2,881,596)...................................       2,932,785
                                                                            --------------
     UNITED STATES (UNITED STATES DOLLAR) (23.5%):
     U.S. Treasury Notes (17.7%):
             2,150,000   7.25%, 2/15/98..................................       2,190,984
             2,950,000   5.13%, 3/31/98..................................       2,928,797
                                                                            --------------
     Total U.S. Treasury Notes...........................................       5,119,781
                                                                            --------------
     Cash Equivalents (5.8%):
             1,679,785   First Chicago Credit Interest...................       1,679,785
                                                                            --------------
     Total United States (Cost -- $6,770,843)............................       6,799,566
                                                                            --------------
     TOTAL (COST -- $26,739,594)(a) (94.1%)..............................     $27,199,566
                                                                            ==============

------------

Percentages indicated are based on net assets of $28,913,415.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation...............................................  $459,972
     Unrealized depreciation...............................................         0
                                                                             --------
     Net unrealized appreciation...........................................  $459,972
                                                                             ========

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  29

GLOBAL SHORT BOND FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1996

                                                                                UNREALIZED
                                                  CONTRACT   CONTRACT VALUE    APPRECIATION    DELIVERY
                    CURRENCY                       PRICE     (U.S. DOLLARS)   (DEPRECIATION)     DATE
------------------------------------------------  --------   --------------   --------------   --------
ASSETS:
German Mark (sold)..............................  1.50600     $  2,845,101      $   10,145     11/14/96
                                                             -------------    ------------
                                                              $  2,845,101      $   10,145
                                                              ============    ============
LIABILITIES:
British Pound (sold)............................  0.64519     $  2,929,946      $ (140,054)    11/07/96
British Pound (sold)............................  0.64267        1,952,520         (85,320)    11/25/96
British Pound (sold)............................  0.63867        1,464,973         (55,789)    11/07/96
British Pound (sold)............................  0.63123          488,324         (13,064)    11/07/96
Canadian Dollar (sold)..........................  1.35889          298,579          (4,221)    11/14/96
Canadian Dollar (sold)..........................  1.36400          895,736         (15,971)    11/14/96
Danish Krone (sold).............................  5.81050        3,822,867          (2,198)    11/12/96
Danish Krone (sold).............................  5.85700        1,205,409         (10,258)    11/12/96
German Mark (sold)..............................  1.52646          893,229          (8,830)    11/14/96
Irish Punt (sold)...............................  0.62500          325,353          (5,353)    11/14/96
Irish Punt (sold)...............................  0.62383          894,722         (13,072)    11/14/96
Swedish Krona (sold)............................  6.61640          594,695          (5,251)    11/13/96
Swedish Krona (sold)............................  6.61960        1,921,322         (17,884)    11/13/96
Swedish Krona (sold)............................  6.63000          609,944          (6,625)    11/13/96
                                                             -------------    ------------
                                                              $ 18,297,619      $ (383,890)
                                                             =============    ============

                       See notes to financial statements.

 30 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

GLOBAL FIXED INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     AUSTRALIA (AUSTRALIAN DOLLAR) (4.9%):
     Government Bonds (4.9%):
            39,700,000   7.50%, 7/15/05..................................    $  31,738,543
                                                                            --------------
     Total Australia (Cost -- $29,291,879)...............................       31,738,543
                                                                            --------------
     DENMARK (DANISH KRONE) (10.3%):
     Government Bonds (10.3%):
           146,300,000   8.00%, 11/15/01.................................       27,554,938
           225,000,000   7.00%, 12/15/04.................................       39,729,116
                                                                            --------------
     Total Denmark (Cost -- $65,372,012).................................       67,284,054
                                                                            --------------
     GERMANY (GERMAN MARK) (10.2%):
     Government Bonds (10.2%):
            43,500,000   German Unity Fund, 8.00%, 1/21/02...............       32,428,737
            16,000,000   Treuhandanstalt, 6.25%, 3/4/04..................       10,880,677
            33,000,000   Treuhandanstalt, 6.75%, 5/13/04.................       23,050,043
                                                                            --------------
     Total Germany (Cost -- $67,307,621).................................       66,359,457
                                                                            --------------
     GREAT BRITAIN (BRITISH POUND) (16.5%):
     Government Bonds (16.5%):
            50,800,000   UK Gilt, 8.00%, 12/7/00.........................       85,261,006
            14,230,000   UK Gilt, 6.75%, 11/26/04........................       22,094,992
                                                                            --------------
     Total Great Britain (Cost -- $101,075,578)..........................      107,355,998
                                                                            --------------
     JAPAN (JAPANESE YEN) (13.9%):
     Corporate Bonds (3.2%):
     Banking (3.2%):
         2,100,000,000   Export -- Import Bank of Japan, 4.38%,
                          10/1/03........................................       20,964,905
                                                                            --------------
     Total Corporate Bonds...............................................       20,964,905
                                                                            --------------
     Government Bonds (4.6%):
         3,000,000,000   Republic of Austria, 5.00%, 1/22/01.............       30,121,383
                                                                            --------------
     Total Government Bonds..............................................       30,121,383
                                                                            --------------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  31

GLOBAL FIXED INCOME FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     JAPAN (CONTINUED):
     Supranational Bonds (6.1%):
         1,000,000,000   Asian Development Bank, 5.00%, 2/5/03...........    $  10,254,200
           300,000,000   IBRD -- Global Bond, 4.50%, 3/20/03.............        3,016,624
         2,560,000,000   IBRD -- Global Bond, 4.75%, 12/20/04............       26,325,059
                                                                            --------------
     Total Supranational Bonds...........................................       39,595,883
                                                                            --------------
     Total Japan (Cost -- $91,843,100)...................................       90,682,171
                                                                            --------------
     SPAIN (SPANISH PESETA) (4.6%):
     Government Bonds (4.6%):
         3,320,000,000   12.25%, 3/25/00.................................       30,186,079
                                                                            --------------
     Total Spain (Cost -- $28,916,300)...................................       30,186,079
                                                                            --------------
     SWEDEN (SWEDISH KRONA) (6.5%):
     Government Bonds (6.5%):
            90,200,000   11.00%, 1/21/99.................................       15,291,165
           192,700,000   6.00%, 2/9/05...................................       27,038,811
                                                                            --------------
     Total Sweden (Cost -- $38,267,539)..................................       42,329,976
                                                                            --------------
     UNITED STATES (UNITED STATES DOLLAR) (30.4%):
     U.S. Treasury Notes (28.3%):
            41,000,000   5.88%, 6/30/00..................................       40,820,625
            32,000,000   6.25%, 8/31/00..................................       32,235,000
            12,000,000   7.88%, 8/15/01..................................       12,868,125
            30,000,000   7.50%, 5/15/02..................................       31,893,750
            68,200,000   5.75%, 8/15/03 (a)..............................       66,356,469
                                                                            --------------
     Total U.S. Treasury Notes...........................................      184,173,969
                                                                            --------------
     Cash Equivalents (2.1%):
            13,564,254   First Chicago Credit Interest...................       13,564,254
                                                                            --------------
     Total United States (Cost -- $193,155,179)..........................      197,738,223
                                                                            --------------
     TOTAL (COST -- $615,229,208)(b) (97.3%).............................    $ 633,674,501
                                                                            ==============

------------

Percentages indicated are based on net assets of $651,164,578.

                       See notes to financial statements.

 32 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

(a) A portion of the security is held by the custodian in a segregated account as collateral for open short positions.

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation.............................................  $20,574,884
     Unrealized depreciation.............................................   (2,129,591)
                                                                           -----------
     Net unrealized appreciation.........................................  $18,445,293
                                                                           ===========

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  33

GLOBAL FIXED INCOME FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1996

                                                                                UNREALIZED
                                                 CONTRACT    CONTRACT VALUE    APPRECIATION    DELIVERY
                   CURRENCY                        PRICE     (U.S. DOLLARS)   (DEPRECIATION)     DATE
-----------------------------------------------  ---------   --------------   --------------   --------
ASSETS:
German Mark (sold).............................    1.50810    $ 65,503,484     $    142,031    11/14/96
Japanese Yen (sold)............................  105.30000      29,043,068        1,821,130    02/20/97
Japanese Yen (sold)............................  109.25000      62,554,299        1,518,927    02/20/97
                                                              ------------     ------------
                                                              $157,100,851     $  3,482,088
                                                              ============     ============
LIABILITIES:
Australian Dollar (sold).......................    1.26470    $ 30,891,900     $    (54,600)   11/21/96
British Pound (sold)...........................    0.64280     107,388,600       (4,712,400)   11/25/96
Danish Krone (sold)............................    5.83870      68,985,341         (476,940)   12/11/96
German Mark (sold).............................    1.53525       2,778,936          (43,225)   11/14/96
Spanish Peseta (sold)..........................  129.80000      30,553,089         (506,864)   12/05/96
Swedish Krona (sold)...........................    6.65760      44,230,354         (671,113)   11/25/96
                                                              ------------     ------------
                                                              $284,828,220     $ (6,465,142)
                                                              ============     ============

                       See notes to financial statements.

 34 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

INTERNATIONAL BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     AUSTRALIA (AUSTRALIAN DOLLAR) (4.4%):
     Government Bonds (4.4%):
             1,000,000   7.50%, 7/15/05..................................     $   799,460
                                                                            --------------
     Total Australia (Cost -- $737,831)..................................         799,460
                                                                            --------------
     DENMARK (DANISH KRONE) (8.8%):
     Government Bonds (8.8%):
             9,200,000   7.00%, 12/15/04.................................       1,624,479
                                                                            --------------
     Total Denmark (Cost -- $1,614,958)..................................       1,624,479
                                                                            --------------
     GERMANY (GERMAN MARK) (11.6%):
     Corporate Bonds (4.2%):
     Finance (4.2%):
             1,125,000   KFW International Finance, 6.25%, 10/15/03......         766,609
                                                                            --------------
     Total Corporate Bonds...............................................         766,609
                                                                            --------------
     Government Bonds (4.1%):
             1,075,000   Treuhandanstalt, 6.75%, 5/13/04.................         750,873
                                                                            --------------
     Total Government Bonds..............................................         750,873
                                                                            --------------
     U.S. Government Agencies (3.3%):
     Federal National Mortgage Association (3.3%):
               870,000   Global Bond, 6.00%, 8/23/00.....................         600,781
                                                                            --------------
     Total U.S. Government Agencies......................................         600,781
                                                                            --------------
     Total Germany (Cost -- $2,068,742)..................................       2,118,263
                                                                            --------------
     GREAT BRITAIN (BRITISH POUND) (20.6%):
     Corporate Bonds (4.3%):
     Finance (4.3%):
               475,000   General Electric Capital Corporation, 8.00%,
                          12/29/00.......................................         790,854
                                                                            --------------
     Total Corporate Bonds...............................................         790,854
                                                                            --------------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  35

INTERNATIONAL BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     GREAT BRITAIN (CONTINUED):
     Government Bonds (12.0%):
               250,000   UK Gilt, 6.75%, 11/26/04........................     $   388,176
             1,000,000   UK Gilt, 9.50%, 4/18/05.........................       1,817,764
                                                                            --------------
     Total Government Bonds..............................................       2,205,940
                                                                            --------------
     Supranational Bonds (4.3%):
               500,000   Abbey National Treasury, 6.00%, 8/10/99.........         790,964
                                                                            --------------
     Total Supranational Bonds...........................................         790,964
                                                                            --------------
     Total Great Britain (Cost -- $3,623,352)............................       3,787,758
                                                                            --------------
     IRELAND (IRISH PUNT) (4.2%):
     Government Bonds (4.2%):
               485,000   6.25%, 10/18/04.................................         766,211
                                                                            --------------
     Total Ireland (Cost -- $716,520)....................................         766,211
                                                                            --------------
     ITALY (ITALIAN LIRA) (8.1%):
     Government Bonds (8.1%):
         1,150,000,000   Buoni Poliennali Del Tes, 9.50%, 4/15/99........         800,053
         1,000,000,000   Buoni Poliennali Del Tes, 9.00%, 10/1/03........         695,764
                                                                            --------------
     Total Italy (Cost -- $1,415,583)....................................       1,495,817
                                                                            --------------
     JAPAN (JAPANESE YEN) (17.6%):
     Corporate Bonds (3.9%):
     Banking (3.9%):
            80,000,000   Export -- Import Bank of Japan, 2.88%,
                          7/28/05........................................         717,952
                                                                            --------------
     Total Corporate Bonds...............................................         717,952
                                                                            --------------
     Government Bonds (4.2%):
            60,000,000   Republic of Austria, 5.00%, 1/22/01.............         602,428
            15,000,000   Republic of Austria, 6.25%, 10/16/03............         165,344
                                                                            --------------
     Total Government Bonds..............................................         767,772
                                                                            --------------

                       See notes to financial statements.

 36 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

     PRINCIPAL AMOUNT                                                       MARKET VALUE IN
     IN LOCAL CURRENCY                 SECURITY DESCRIPTION                  U.S. DOLLARS
     -----------------   ------------------------------------------------   ---------------
     JAPAN (CONTINUED):
     Supranational Bonds (9.5%):
            70,000,000   Asian Development Bank, 5.00%, 2/5/03...........     $   717,794
            40,000,000   European Investment Bank, 4.63%, 2/26/03........         403,061
            63,000,000   IBRD -- Global Bond, 4.50%, 3/20/03.............         633,491
                                                                            --------------
     Total Supranational Bonds...........................................       1,754,346
                                                                            --------------
     Total Japan (Cost -- $3,339,245)....................................       3,240,070
                                                                            --------------
     NETHERLANDS (DUTCH GUILDER) (3.2%):
     Government Bonds (3.2%):
               875,000   7.75%, 3/1/05...................................         581,407
                                                                            --------------
     Total Netherlands (Cost -- $579,706)................................         581,407
                                                                            --------------
     SPAIN (SPANISH PESETA) (7.4%):
     Government Bonds (7.4%):
            50,000,000   10.00%, 2/28/05.................................         445,390
           100,000,000   12.25%, 3/25/00.................................         909,219
                                                                            --------------
     Total Spain (Cost -- $1,282,743)....................................       1,354,609
                                                                            --------------
     SWEDEN (SWEDISH KRONA) (9.6%):
     Government Bonds (9.6%):
            12,600,000   6.00%, 2/9/05...................................       1,767,976
                                                                            --------------
     Total Sweden (Cost -- $1,624,116)...................................       1,767,976
                                                                            --------------
     UNITED STATES (UNITED STATES DOLLAR) (2.3%):
     U.S. Treasury Notes (1.2%):
               225,000   6.13%, 5/15/98..................................         226,442
                                                                            --------------
     Cash Equivalents (1.1%):
               193,599   First Chicago Credit Interest...................         193,599
                                                                            --------------
     Total United States (Cost -- $418,158)..............................         420,041
                                                                            --------------
     TOTAL (COST -- $17,420,954)(a) (97.8%)..............................     $17,956,091
                                                                            ==============

------------

Percentages indicated are based on net assets of $18,364,404.

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  37

INTERNATIONAL BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

(a) For federal income tax purposes, cost is $17,507,073, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $548,603
     Unrealized depreciation...............................................  (909,585)
                                                                             --------
     Net unrealized appreciation...........................................  $449,018
                                                                             ========

                       See notes to financial statements.

 38 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

INTERNATIONAL BOND FUND
  FORWARD CURRENCY CONTRACTS
October 31, 1996

                                                                                UNREALIZED
                                                CONTRACT     CONTRACT VALUE    APPRECIATION    DELIVERY
                  CURRENCY                        PRICE      (U.S. DOLLARS)   (DEPRECIATION)     DATE
---------------------------------------------  -----------   --------------   --------------   --------
ASSETS:
Canadian Dollar (buy)........................      1.36069     $2,834,975       $   42,273     11/05/96
Dutch Guilder (sold).........................      1.68300        590,294            3,883     11/13/96
Japanese Yen (sold)..........................    105.30000        714,906           44,828     02/20/97
                                                             -------------    ------------
                                                               $4,140,175       $   90,984
                                                             =============    ============
LIABILITIES:
Australian Dollar (sold).....................      1.26470     $  792,100       $   (1,400)    11/21/96
British Pound (sold).........................      0.64280      1,952,520          (85,680)    11/25/96
Danish Krone (sold)..........................      5.83870        776,085           (5,366)    12/11/96
German Mark (buy)............................      1.50810      1,455,633           (3,156)    11/14/96
Irish Punt (sold)............................      0.62305        813,350          (10,850)    11/18/96
Italian Lira (sold)..........................   1536.05000        148,302           (1,822)    11/15/96
Japanese Yen (buy)...........................    109.25000      1,921,311          (46,653)    02/20/97
Spanish Peseta (sold)........................    129.80000        470,048           (7,798)    12/05/96
Swedish Krona (sold).........................      6.65760      1,128,637          (17,125)    11/25/96
                                                             -------------    ------------
                                                               $9,457,986       $ (179,850)
                                                             =============    ============

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  39

SHORT DURATION TAX EXEMPT FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     GENERAL OBLIGATIONS (47.0%):
     Limited (5.6%):
             2,000,000   Massachusetts State, 4.75%, 9/1/98................   $ 2,022,500
                                                                              -----------
     Unlimited (41.4%)
             1,000,000   California State, 11.00%, 3/1/97..................     1,023,740
             1,650,000   Gwinnett County Georgia, 1/1/00, 7.10%,
                          Pre-Refunded, 1/1/97.............................     1,691,925
               700,000   Illinois State, 5.50%, 2/1/99.....................       715,750
             1,000,000   Illinois State, 6.38%, 8/1/00.....................     1,057,500
             1,000,000   Lewisville, Texas Independent School District,
                          6.25%, 8/15/02, Insd: PSF........................     1,073,750
             2,000,000   Milwaukee County, Wisconsin, 5.13%, 12/1/97, Insd:
                          MBIA.............................................     2,022,260
               700,000   Minnesota State, 6.80%, 8/1/00, Pre-Refunded,
                          8/1/98...........................................       732,375
             1,000,000   Montgomery County, Maryland, 6.80%, 11/1/08, Pre-
                          Refunded, 11/1/99................................     1,090,000
             1,000,000   New York, New York, Series G, 5.60%, 2/1/02.......     1,013,750
             1,500,000   Tennessee State, 5.90%, 6/1/98....................     1,545,000
             1,000,000   Virginia State, 5.50%, 12/1/98....................     1,021,150
             1,000,000   Washington Suburban Sanitation District, Maryland,
                          5.00%, 6/1/97....................................     1,008,150
             1,000,000   Wisconsin State, 6.00%, 5/1/03, Pre-Refunded,
                          5/1/02...........................................     1,065,000
                                                                              -----------
                                                                               15,060,350
                                                                              -----------
     Total General Obligations.............................................    17,082,850
                                                                              -----------
     REVENUE (47.8%):
     Airport (2.8%):
             1,000,000   Washoe County, Nevada Airport Authority, 5.25%,
                          7/1/00, Insd: MBIA...............................     1,017,500
                                                                              -----------
     Correctional Facility (3.0%):
             1,000,000   Ohio State Building Authority, 7.35%, 8/1/04,
                          Pre-Refunded, 8/1/99, Insd: MBIA.................     1,098,750
                                                                              -----------

                       See notes to financial statements.

 40 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     REVENUE (CONTINUED):
     Education (5.6%):
             1,000,000   University of Texas, 5.00%, 8/15/97...............   $ 1,008,820
             1,000,000   Virginia State Public School Authority Series C,
                          5.00%, 8/1/98....................................     1,012,500
                                                                              -----------
                                                                                2,021,320
                                                                              -----------
     Electric (5.8%):
               700,000   Georgia Municipal Electric Authority, 4.50%,
                          1/1/98...........................................       700,875
               500,000   San Antonio Electric & Gas, 6.00%, 2/1/98, Insd:
                          FGIC.............................................       510,000
               900,000   Tacoma, Washington Electric System, 4.90%, 1/1/98,
                          Insd: AMBAC......................................       907,875
                                                                              -----------
                                                                                2,118,750
                                                                              -----------
     Health (2.7%):
             1,000,000   Missouri State Health & Educational Facilities,
                          Sisters of Mercy, 4.25%, 12/1/99.................       996,250
                                                                              -----------
     Housing (3.0%):
               450,000   Alaska State Housing Finance Corporation, 4.35%,
                          12/1/98, Insd: MBIA..............................       450,563
               655,000   Maryland State Community Development, 4.45%,
                          4/1/99...........................................       651,725
                                                                              -----------
                                                                                1,102,288
                                                                              -----------
     Lease (1.3%):
               450,000   Phoenix, Arizona Civic Plaza Building Corporation
                          Excise Tax, 4.70%, 7/1/98........................       454,500
                                                                              -----------
     Power (4.3%):
             1,500,000   Intermountain Power Agency Utah Power Supply,
                          8.63%, 7/1/21, Pre-Refunded, 7/1/97..............     1,577,580
                                                                              -----------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  41

SHORT DURATION TAX EXEMPT FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     REVENUE (CONTINUED):
     Sales Tax (8.3%):
             1,000,000   Contra Costa, California Transportation Auth,
                          5.00%, 3/1/98, Insd: FGIC........................   $ 1,011,250
             2,000,000   Municipal Assistance Corporation for New York, New
                          York, 4.00%, 7/1/97..............................     2,004,340
                                                                              -----------
                                                                                3,015,590
                                                                              -----------
     Sewer (4.1%):
             1,000,000   Portland, Oregon Sewer System, 7.00%, 6/1/97......     1,016,420
               435,000   Portland, Oregon Sewer System, 6.50%, 6/1/00......       465,994
                                                                              -----------
                                                                                1,482,414
                                                                              -----------
     Transportation (1.9%):
               675,000   New Jersey State Turnpike Authority, 6.00%,
                          1/1/98...........................................       686,813
                                                                              -----------
     Water (5.0%):
               755,000   Ohio State Water Development Authority, 4.95%,
                          12/1/98, Insd: MBIA..............................       769,156
             1,000,000   Orlando, Florida Utilities Commission, 5.70%,
                          10/1/0...........................................     1,056,250
                                                                              -----------
                                                                                1,825,406
                                                                              -----------
     Total Revenue.........................................................    17,397,161
                                                                              -----------
     VARIABLE RATE DEMAND NOTES (0.3%):
     Airport (0.3%):
               100,000   Salt Lake City, Utah Airport, 3.60%(a), 6/1/98....       100,000
                                                                              -----------
     Total Variable Rate Demand Notes......................................       100,000
                                                                              -----------
     INVESTMENT COMPANIES (3.2%):
             1,151,976   Prairie Municipal Money Market Fund...............     1,151,976
                                                                              -----------
     Total Investment Companies............................................     1,151,976
                                                                              -----------
     TOTAL (COST -- $35,679,436)(b) (98.3%)...............................    $35,731,987
                                                                              ===========

------------
AMBAC: AMBAC Indemnity Corporation
FGIC: Financial Guaranty Insurance Company
MBIA: MBIA Insurance Corp.
PSF: Permanent School Fund

                       See notes to financial statements.

 42 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

Percentages indicated are based on net assets of $36,335,629.

(a) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1996.

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation................................................  $95,235
     Unrealized depreciation................................................  (42,684)
                                                                              -------
     Net unrealized appreciation............................................  $52,551
                                                                              =======

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  43

TAX EXEMPT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     GENERAL OBLIGATIONS (42.5):
     Limited (3.8%):
               700,000   Clark County, Nevada School District, 5.88%,
                          6/15/13, Insd: MBIA..............................   $    70,750
             1,100,000   Dallas, Texas, 5.90%, 2/15/03.....................     1,164,625
                                                                              -----------
                                                                                1,873,375
                                                                              -----------
     Unlimited (38.7%):
             1,325,000   California State, 7.00%, 8/1/05, Insd: FGIC.......     1,525,403
             1,500,000   Charleston County, South Carolina, 5.75%,
                          6/1/08...........................................     1,567,500
             1,200,000   Chicago, Illinois Metropolitan Water Reclamation
                          District, 6.30%, 12/1/09 (a).....................     1,282,500
               765,000   Du Page County, Illinois Stormwater, 5.60%,
                          1/1/21...........................................       763,088
             1,000,000   Florida State Board of Education, 5.00%, 6/1/08...       983,750
             1,000,000   Fort Worth, Texas Independent School District,
                          0.00%, 2/15/06, Insd: PSF........................       618,750
             1,000,000   Georgia State, 5.50%, 7/1/07......................     1,041,250
             1,000,000   Honolulu, Hawaii City & County, 5.00%, 10/1/02....     1,013,750
             1,235,000   Massachusetts State Turnpike Authority, 5.00%,
                          6/1/99...........................................     1,255,069
               750,000   Mecklenburg County, North Carolina, 6.20%,
                          1/1/01...........................................       801,563
             1,000,000   Mississippi State, 5.80%, 6/1/09..................     1,032,500
             1,250,000   Montgomery County, Maryland, 6.88%, 10/1/99.......     1,342,188
             1,000,000   New York, New York, 6.20%, 8/1/07.................     1,018,750
             1,000,000   Pennsylvania State, 5.20%, 6/15/04, Insd: MBIA....     1,020,000
             1,000,000   Texas Public Finance Authority, 5.38%, 10/1/03....     1,040,000
             1,000,000   Texas State College Student Loan, 5.00%, 8/1/21          910,000
             1,000,000   Virginia State, 6.10%, 6/1/06.....................     1,078,750
             1,000,000   Washington State, 5.25%, 9/1/05...................     1,018,750
                                                                              -----------
                                                                               19,313,561
                                                                              -----------
     Total General Obligations.............................................    21,186,936
                                                                              -----------
     REVENUE (51.6%):
     Airport (4.4%):
             1,200,000   Los Angeles, California City Dept. of Airports,
                          5.50%, 5/15/07, Insd: FGIC.......................     1,219,500

                       See notes to financial statements.

 44 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     REVENUE (CONTINUED):
             1,010,000   San Francisco, California City & County Airport
                          Commission, Int'l Airport, 5.00%, 5/01/06, Insd:
                          FGIC.............................................   $   994,850
                                                                              -----------
                                                                                2,214,350
                                                                              -----------
     Education (7.4%):
             1,250,000   New York State Dorm Authority, 6.13%, 7/1/07,
                          Insd: AMBAC......................................     1,342,188
             1,100,000   Pennsylvania State Higher Educational Facilities
                          Authority, 5.85%, 9/1/13.........................     1,117,875
             1,160,000   University of Texas Permanent University Fund,
                          5.90%, 7/1/02....................................     1,232,500
                                                                              -----------
                                                                                3,692,563
                                                                              -----------
     Electric (5.3%):
             2,000,000   Georgia Municipal Electric & Power Authority,
                          5.55%, 1/1/07, Insd: FGIC (a)....................     2,057,500
               575,000   Indiana Municipal Power Agency Power Supply,
                          5.13%, 1/1/01, Insd: MBIA........................       586,500
                                                                              -----------
                                                                                2,644,000
                                                                              -----------
     Housing (3.7%):
             3,000,000   Perris, California Single Family, 0.00%, 6/1/23...       648,180
             1,000,000   Virginia State Housing Development Authority,
                          6.30%, 7/1/11....................................     1,028,750
               170,000   Wisconsin Housing & Economic Development,
                          5.30%, 11/1/05 (a)...............................       168,938
                                                                              -----------
                                                                                1,845,868
                                                                              -----------
     Lease (1.9%):
             1,000,000   Avon Indiana Community School Building
                          Corporation, 5.25%, 1/1/22, Insd: AMBAC..........       938,750
                                                                              -----------
     Sales Tax (4.9%):
             5,000,000   Metropolitan Pier & Exposition Authority Illinois
                          State, 0.00%, 6/15/09, Insd: FGIC................     2,468,750
                                                                              -----------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  45

TAX EXEMPT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     REVENUE (CONTINUED):
     Sewer (1.1%):
               500,000   Portland, Oregon Sewer, 6.50%, 6/1/00.............   $   535,625
                                                                              -----------
     Transportation (13.0%):
             2,800,000   Los Angeles, California Harbor, 5.00%, 8/1/01.....     2,835,000
             1,000,000   Massachusetts Bay Transportation Authority, 5.60%,
                          3/1/08...........................................     1,038,750
             1,465,000   Port Authority New York & New Jersey, 5.80%,
                          12/1/12..........................................     1,497,963
             1,000,000   Puerto Rico Commonwealth Highway Authority, 6.75%,
                          7/1/05, Pre-Refunded, 7/1/00.....................     1,095,000
                                                                              -----------
                                                                                6,466,713
                                                                              -----------
     Utility (0.6%):
               300,000   City of Knoxville, Tennessee Gas System, 4.85%,
                          3/1/06 (a).......................................       289,875
                                                                              -----------
     Water (9.3%):
             1,400,000   California State Department of Water Resources,
                          6.00%, 12/1/06, Insd: MBIA (a)...................     1,522,500
             2,000,000   Cleveland, Ohio Waterworks, 5.50%, 1/1/08, Insd:
                          MBIA (a).........................................     2,057,500
             1,000,000   Ohio State Water Development Authority, 5.70%,
                          6/1/09, Insd: AMBAC..............................     1,041,250
                                                                              -----------
                                                                                4,621,250
                                                                              -----------
     Total Revenue.........................................................    25,717,744
                                                                              -----------
     SPECIAL TAX (2.1%):
     Transportation (2.1%):
             1,000,000   Connecticut State Special Tax Obligation, 6.25%,
                          10/1/09, Pre-Refunded, 10/1/01...................     1,066,250
                                                                              -----------
     Total Special Tax.....................................................     1,066,250
                                                                              -----------

                       See notes to financial statements.

 46 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     VARIABLE RATE DEMAND NOTES (0.4%):
     Health (0.4%):
               200,000   St. Mary Hospital Authority Langhorne,
                          Pennsylvania Hospital Revenue, 3.50%(b),
                          12/1/24..........................................   $   200,000
                                                                              -----------
     Total Variable Rate Demand Notes......................................       200,000
                                                                              -----------
     INVESTMENT COMPANIES (2.0%):
               989,489   Prairie Municipal Money Market Fund...............       989,489
                                                                              -----------
     Total Investment Companies............................................       989,489
                                                                              -----------
     TOTAL (COST -- $48,482,937)(c) (98.6%)...............................    $49,160,419
                                                                              ===========


------------

AMBAC: AMBAC Indemnity Corporation
FGIC: Financial Guaranty Insurance Company
MBIA: MBIA Insurance Corp.
PSF: Permanent School Fund

Percentages indicated are based on net assets of $49,862,103.

(a) A portion of the security is held by the custodian in a segregated account as collateral for open futures contracts.

At October 31, 1996, the Fund's open futures contracts were as follows:

Number of                                           Expiration       Current         Unrealized
Contracts               Contract Type                  Date        Market Value     Depreciation
---------     ---------------------------------     ----------     ------------     ------------
   35         30 Year U.S. Treasury Bond Future      12/19/96       $3,955,001         168,438

(b) This is a variable rate investment and the rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 1996.

(c) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation...............................................  $ 960,616
     Unrealized depreciation...............................................   (283,134)
                                                                             ---------
     Net unrealized appreciation...........................................  $ 677,482
                                                                             =========


                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  47

U.S. TREASURY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     U.S. TREASURY NOTES (83.9%):
             2,000,000   5.88%, 4/30/98....................................   $ 2,006,340
             3,000,000   5.88%, 8/15/98....................................     3,006,960
             1,000,000   7.50%, 10/31/99...................................     1,041,730
             1,440,000   7.75%, 12/31/99...................................     1,513,627
               765,000   7.75%, 1/31/00....................................       804,803
             2,200,000   7.75%, 2/15/01....................................     2,339,414
             4,000,000   5.75%, 8/15/03....................................     3,896,320
             3,580,000   7.88%, 11/15/04...................................     3,928,943
                                                                              -----------
     Total U.S. Treasury Notes.............................................    18,538,137
                                                                              -----------
     U.S. TREASURY STRIPS (19.4%):
             1,200,000   8/15/99...........................................     1,021,188
               550,000   8/15/01...........................................       413,424
             2,200,000   8/15/05...........................................     1,259,258
             3,000,000   8/15/06...........................................     1,600,860
                                                                              -----------
     Total U.S. Treasury Strips............................................     4,294,730
                                                                              -----------
     INVESTMENT COMPANIES (4.4%):
               974,597   Pegasus U.S. Government Securities Cash Management
                          Fund.............................................       974,597
                                                                              -----------
     Total Investment Companies............................................       974,597
                                                                              -----------
     TOTAL (COST -- $23,571,613)(a) (107.7%)..............................    $23,807,464
                                                                              -----------

------------

Percentages indicated are based on net assets of $22,113,642.

(a) For federal income tax purposes, cost is $23,584,396, and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $280,116
     Unrealized depreciation...............................................   (57,048)
                                                                             --------
     Net unrealized appreciation...........................................  $223,068
                                                                             ========

                       See notes to financial statements.

 48 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

LIMITED MATURITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     ASSET BACKED SECURITIES (2.9%):
               581,100   Chase Manhattan Grantor Trust 1995-A, 6.00%,
                          9/17/01..........................................   $   582,100
               128,721   Honda 94-A Auto Receivables, 4.80%, 8/15/99.......       128,522
               750,000   MBNA Master Credit Card Trust 1992-1A, 7.25%,
                          6/15/99..........................................       755,303
                                                                              -----------
     Total Asset Backed Securities.........................................     1,465,925
                                                                              -----------
     COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%):
             2,892,029   Residential Funding Mortgage Securities 1995-S18,
                          7.00%, 11/25/10..................................     2,892,521
                                                                              -----------
     Total Collateralized Mortgage Obligations.............................     2,892,521
                                                                              -----------
     COMMERCIAL PAPER (41.2%):
     Banking (10.8%):
             2,500,000   Toronto Dominion, 5.36%, 11/5/96..................     2,498,511
             3,000,000   Union Bank of California, 5.31%, 11/12/96.........     2,995,133
                                                                              -----------
                                                                                5,493,644
                                                                              -----------
     Financial (9.8%):
             2,500,000   American Express Credit, 5.25%, 11/8/96...........     2,497,448
             2,500,000   General Electric Capital Corp, 5.28%, 11/21/96....     2,492,667
                                                                              -----------
                                                                                4,990,115
                                                                              -----------
     Industrial (20.6%):
             2,500,000   Chevron Oil Finance Company, 5.20%, 11/25/96......     2,491,333
             3,000,000   E.I. du Pont de Nemours Company, 5.40%, 1/13/97...     2,967,150
             2,500,000   Toyota Motor Credit Corporation, 5.27%,
                          11/13/96.........................................     2,495,608
             2,500,000   Walt Disney Co, 5.25%, 11/8/96....................     2,497,448
                                                                              -----------
                                                                               10,451,539
                                                                              -----------
     Total Commercial Paper................................................    20,935,298
                                                                              -----------
     CORPORATE BONDS (28.9%):
     Banking (3.0%):
             1,500,000   Bank One Corp, 7.80%, 12/30/96....................     1,504,605
                                                                              -----------
     Computer Hardware (5.9%):
             3,000,000   IBM Credit Corp, 6.09%, 9/16/97...................     3,009,960
                                                                              -----------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  49

LIMITED MATURITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     CORPORATE BONDS (CONTINUED):
     Defense (6.0%):
             3,000,000   Lockheed Martin Corporation, 6.63%, 6/15/98.......   $ 3,030,000
                                                                              -----------
     Financial (5.8%):
               225,000   American General Finance, 7.15%, 5/15/97..........       226,829
             2,000,000   AT&T Capital Corp, 7.65%, 1/30/97.................     2,009,160
               700,000   Commercial Credit, 6.75%, 1/15/97.................       701,827
                                                                              -----------
                                                                                2,937,816
                                                                              -----------
     Industrial Equipment (5.0%):
             1,500,000   Ingersoll-Rand, 6.54%, 8/24/98....................     1,513,125
             1,000,000   Paccar Financial Corporation, 8.03%, 4/15/98......     1,028,750
                                                                              -----------
                                                                                2,541,875
                                                                              -----------
     Industrial Food and Beverage (2.0%):
             1,000,000   PepsiCo, Inc., 6.13%, 1/15/98.....................     1,002,500
                                                                              -----------
     Industrial Goods and Services (1.2%):
               600,000   Rockwell International, 7.63%, 2/17/98............       612,750
                                                                              -----------
     Total Corporate Bonds.................................................    14,639,506
                                                                              -----------
     U.S. GOVERNMENT AGENCIES (13.4%):
     Federal Home Loan Mortgage Corporation (4.9%):
             2,500,000   Discount Note, 5.37%, 11/13/96....................     2,495,525
                                                                              -----------
     Federal National Mortgage Association (8.5%):
             2,000,000   6.00%, 8/25/13....................................     1,996,660
             2,153,747   9.50%, 9/1/24.....................................     2,318,638
                                                                              -----------
                                                                                4,315,298
                                                                              -----------
     Total U.S. Government Agencies........................................     6,810,823
                                                                              -----------
     U.S. TREASURY NOTES (14.8%):
             2,000,000   5.38%, 11/30/97...................................     1,996,040
             5,500,000   6.13%, 8/31/98....................................     5,536,684
                                                                              -----------
     Total U.S. Treasury Notes.............................................     7,532,724
                                                                              -----------

                       See notes to financial statements.

 50 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     INVESTMENT COMPANIES (1.1%):
               550,387   Pegasus U.S. Government Securities Cash Management
                          Fund.............................................   $   550,387
                                                                              -----------
     Total Investment Companies............................................       550,387
                                                                              -----------
     TOTAL (COST -- $54,712,960)(a) (108.0%)..............................    $54,827,184
                                                                              ===========

------------

Percentages indicated are based on net assets of $50,770,808.

(a) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation...............................................  $128,648
     Unrealized depreciation...............................................   (14,424)
                                                                             --------
     Net unrealized appreciation...........................................  $114,224
                                                                             ========

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  51

SHORT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     ASSET BACKED SECURITIES (2.9%):
               581,100   Chase Manhattan Grantor Trust 1995-A, 6.00%,
                          9/17/01..........................................   $   582,100
             1,299,221   Fleetwood Credit Corporation Grantor Trust 1996-A,
                          6.75%, 10/17/11..................................     1,310,251
               900,000   MBNA Master Credit Card Trust 1992-1A, 7.25%,
                          6/15/99..........................................       906,363
                                                                              -----------
     Total Asset Backed Securities.........................................     2,798,714
                                                                              -----------
     COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%):
             1,000,000   Federal Home Loan Mortgage Corporation 1394 D,
                          5.50%, 4/15/13...................................       997,360
             2,500,000   Federal National Mortgage Association 93-37 PD,
                          6.00%, 8/25/13...................................     2,495,825
             4,338,044   Residential Funding Mortgage Securities 1995-S18,
                          7.00%, 11/25/10..................................     4,338,782
                                                                              -----------
     Total Collateralized Mortgage Obligations.............................     7,831,967
                                                                              -----------
     COMMERCIAL PAPER (1.0%):
     Industrial (1.0%):
             1,000,000   Chevron Oil Finance Company, 5.20%, 11/25/96......       996,533
                                                                              -----------
     Total Commercial Paper................................................       996,533
                                                                              -----------
     CORPORATE BONDS (31.6%):
     Banking (8.6%):
               250,000   Citicorp, 6.65%, 5/15/00..........................       251,563
               500,000   Citicorp, 6.60%, 8/1/00...........................       501,875
             3,600,000   First Chicago NBD, 8.50%, 6/1/98..................     3,735,000
             4,000,000   First USA Bank, 5.75%, 1/15/99....................     3,955,000
                                                                              -----------
                                                                                8,443,438
                                                                              -----------
     Computer Hardware (0.4%):
               400,000   IBM Corp, 6.38%, 6/15/00..........................       400,500
                                                                              -----------

                       See notes to financial statements.

 52 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     CORPORATE BONDS (CONTINUED):
     Consumer Goods and Services (1.2%):
             1,000,000   Walt Disney Co, Global Note, 6.38%, 3/30/01.......   $   998,750
               200,000   Wal-Mart Stores, 5.50%, 3/1/98....................       199,250
                                                                              -----------
                                                                                1,198,000
                                                                              -----------
     Defense (4.6%):
             4,500,000   Lockheed Martin Corporation, 6.63%, 6/15/98.......     4,545,000
                                                                              -----------
     Financial (4.8%):
               225,000   American General Finance, 7.15%, 5/15/97..........       226,829
               900,000   AT&T Capital Corp, 5.90%, 7/10/98.................       895,500
             3,500,000   CIT Group Holdings, 6.75%, 4/30/98................     3,543,750
                                                                              -----------
                                                                                4,666,079
                                                                              -----------
     Industrial Equipment (7.1%):
             3,500,000   Caterpillar Financial Services, 6.41%, 6/11/98....     3,521,875
             2,500,000   Ingersoll-Rand, 6.47%, 8/24/98....................     2,518,750
               900,000   Ingersoll-Rand, 6.55%, 8/7/00.....................       903,375
                                                                              -----------
                                                                                6,944,000
                                                                              -----------
     Industrial Goods and Services (4.4%):
             4,000,000   Honeywell Incorporated, 7.70%, 4/1/98.............     4,100,000
               200,000   Rockwell International, 7.63%, 2/17/98............       204,250
                                                                              -----------
                                                                                4,304,250
                                                                              -----------
     Media (0.5%):
               500,000   R.R. Donnelley, 6.03%, 6/22/98....................       501,250
                                                                              -----------
     Total Corporate Bonds.................................................    31,002,517
                                                                              -----------
     Mortgage Backed Securities (4.2%):
             3,773,962   Federal National Mortgage Association, 10.00%,
                          7/1/21...........................................     4,140,716
                                                                              -----------
     Total Mortgage Backed Securities......................................     4,140,716
                                                                              -----------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  53

SHORT BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     U.S. GOVERNMENT AGENCIES (5.1%):
     Federal Farm Credit Bank (5.1%):
             5,000,000   6.44%, 11/5/99 (a)................................   $ 5,001,200
                                                                              -----------
     Total U.S. Government Agencies........................................     5,001,200
                                                                              -----------
     U.S. TREASURY NOTES (44.4%):
               380,000   6.75%, 5/31/97....................................       382,838
               250,000   5.88%, 7/31/97....................................       250,780
            12,500,000   7.88%, 1/15/98....................................    12,828,250
             4,000,000   5.13%, 2/28/98....................................     3,973,200
             9,000,000   5.88%, 8/15/98....................................     9,020,880
             1,000,000   5.50%, 11/15/98...................................       994,830
            10,000,000   6.00%, 8/15/99....................................    10,024,300
             6,000,000   5.88%, 6/30/00....................................     5,974,980
                                                                              -----------
     Total U.S. Treasury Notes.............................................    43,450,058
                                                                              -----------
     INVESTMENT COMPANIES (1.8%):
             1,800,134   Pegasus U.S. Government Securities
                          Cash Management Fund.............................     1,800,134
                                                                              -----------
     Total Investment Companies............................................     1,800,134
                                                                              -----------
     TOTAL (COST -- $96,402,061)(b) (99.0%)................................   $97,021,839
                                                                              ===========

------------

Percentages indicated are based on net assets of $97,966,242.

(a) Security was purchased on a delayed delivery basis and cost is $5,000,000 (note 2).

(b) For federal income tax purposes, cost is $96,416,673 and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $632,353
     Unrealized depreciation...............................................   (27,187)
                                                                             --------
     Net unrealized appreciation...........................................  $605,166
                                                                             ========

                       See notes to financial statements.

 54 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

INTERMEDIATE BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     ASSET BACKED SECURITIES (4.4%):
               581,100   Chase Manhattan Grantor Trust 1995-A, 6.00%,
                         9/17/01...........................................   $   582,100
               217,836   Honda 94-A Auto Receivables, 4.80%, 8/15/99.......       217,498
             1,500,000   Premier Auto Trust 94-3A6, 6.85%, 3/2/99..........     1,519,410
                                                                              -----------
     Total Asset Backed Securities.........................................     2,319,008
                                                                              -----------
     COMMERCIAL PAPER (12.3%):
     Financial (8.5%):
             2,500,000   American Express Credit, 5.24%, 11/14/96..........     2,495,269
             2,000,000   General Electric Capital Corp, 5.25%, 11/13/96....     1,996,500
                                                                              -----------
                                                                                4,491,769
                                                                              -----------
     Industrial (3.8%):
             2,000,000   Amoco Corporation, 5.21%, 11/4/96.................     1,999,132
                                                                              -----------
     Total Commercial Paper................................................     6,490,901
                                                                              -----------
     CORPORATE BONDS (35.0%):
     Banking (13.1%):
             1,500,000   ABN-Amro Bank, Global Bond, 7.25%, 5/31/05........     1,533,750
               850,000   Citicorp, 6.65%, 5/15/00..........................       855,313
             2,000,000   First USA Bank, 5.75%, 1/15/99....................     1,977,500
             1,000,000   Old Kent Bank, 6.88%, 4/15/98.....................     1,012,500
             1,500,000   Swiss Bank Corporation -- New York, 7.25%,
                         9/1/06............................................     1,537,500
                                                                              -----------
                                                                                6,916,563
                                                                              -----------
     Consumer Goods and Services (1.9%):
             1,000,000   Walt Disney Co, Global Note, 6.38%, 3/30/01.......       998,750
                                                                              -----------
     Defense (4.8%):
             2,500,000   Lockheed Martin Corporation, 6.63%, 6/15/98.......     2,525,000
                                                                              -----------
     Electric Utility (2.9%):
             1,500,000   Puget Sound Power & Light, 6.50%, 9/14/99.........     1,507,500

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  55

INTERMEDIATE BOND FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     Financial (5.6%):
               600,000   American General Finance, 7.15%, 5/15/97..........   $   604,878
             1,500,000   AT&T Capital Corp, 5.90%, 7/10/98.................     1,492,500
               850,000   Transamerica Financial Corp, 7.40%, 7/29/99.......       872,313
                                                                              -----------
                                                                                2,969,691
                                                                              -----------
     Industrial Equipment (4.8%):
             2,500,000   Caterpillar Financial Services, 6.76%, 3/15/99....     2,528,125
                                                                              -----------
     Industrial Goods and Services (1.9%):
             1,000,000   Hanson Overseas, PLC, 6.75%, 9/15/05..............       981,250
                                                                              -----------
     Total Corporate Bonds.................................................    18,426,879
                                                                              -----------
     MORTGAGE BACKED SECURITIES (19.7%):
     Federal Home Loan Mortgage Corporation (8.6%):
             2,500,000   7.00%, 15 Year, TBA (a)...........................     2,504,675
             2,000,000   8.00%, 30 Year, TBA (a)...........................     2,041,240
                                                                              -----------
                                                                                4,545,915
                                                                              -----------
     Federal National Mortgage Association (5.5%):
               788,497   8.50%, 10/1/19....................................       822,994
             1,886,981   10.00%, 7/1/21....................................     2,070,358
                                                                              -----------
                                                                                2,893,352
                                                                              -----------
     Government National Mortgage Association (5.6%):
             1,074,011   6.50%, 4/15/24....................................     1,027,023
             2,012,633   6.50%, 5/15/26....................................     1,924,580
                                                                              -----------
                                                                                2,951,603
                                                                              -----------
     Total Mortgage Backed Securities......................................    10,390,870
                                                                              -----------

                       See notes to financial statements.

 56 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     U.S. GOVERNMENT AGENCIES (7.3%):
     Federal Farm Credit Bank (4.7%):
             2,500,000   6.44%, 11/5/99 (a)................................   $ 2,500,600
                                                                              -----------
     Tennessee Valley Authority (2.6%):
             1,400,000   6.38%, 6/15/05....................................     1,377,250
                                                                              -----------
     Total U.S. Government Agencies........................................     3,877,850
                                                                              -----------
     U.S. TREASURY NOTES (30.4%):
             3,000,000   6.00%, 8/31/97....................................     3,011,279
            10,000,000   6.00%, 11/30/97...................................    10,042,700
             2,000,000   6.00%, 9/30/98....................................     2,009,500
             1,000,000   6.13%, 7/31/00....................................     1,003,350
                                                                              -----------
     Total U.S. Treasury Notes.............................................    16,066,829
                                                                              -----------
     INVESTMENT COMPANIES (0.1%):
                52,368   Pegasus U.S. Government Securities Cash Management
                         Fund..............................................        52,368
                                                                              -----------
     Total Investment Companies............................................        52,368
                                                                              -----------
     TOTAL (COST -- $57,174,351)(b) (109.2%)...............................   $57,624,705
                                                                              ===========

------------

Percentages indicated are based on net assets of $52,766,729.

(a) Security was purchased on a delayed delivery basis. Total cost of delayed transactions is $6,978,762 (Note 2).

(b) For federal income tax purposes, cost is $57,181,773 and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $476,238
     Unrealized depreciation...............................................   (33,306)
                                                                             --------
     Net unrealized appreciation...........................................  $442,932
                                                                             ========

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  57

OPPORTUNITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     ASSET BACKED SECURITIES (0.4%):
               119,240   General Motors Acceptance Corp, 7.15%, 3/15/00....   $   120,665
                                                                              -----------
     Total Asset Backed Securities.........................................       120,665
                                                                              -----------
     COLLATERALIZED MORTGAGE OBLIGATIONS (5.5%):
             1,715,249   General Electric Capital Mortgage Services, 8.30%,
                          7/25/23..........................................     1,781,406
                                                                              -----------
     Total Collateralized Mortgage Obligations.............................     1,781,406
                                                                              -----------
     COMMERCIAL PAPER (12.1%):
     Industrial (12.1%):
             1,300,000   Amoco Corporation, 5.20%, 11/13/96................     1,297,747
             1,300,000   Chevron Oil Finance Company, 5.20%, 11/13/96......     1,297,747
             1,300,000   Emerson Electric Corporation, 5.22%, 11/14/96.....     1,297,550
                                                                              -----------
     Total Commercial Paper................................................     3,893,044
                                                                              -----------
     CORPORATE BONDS (28.4%):
     Auto (1.6%):
               500,000   General Motors Acceptance Corporation, 8.63%,
                          6/15/99..........................................       528,125
                                                                              -----------
     Banking (6.5%):
               400,000   ABN-Amro Bank, Global Bond, 7.25%, 5/31/05........       409,000
               200,000   Citicorp, 6.65%, 5/15/00..........................       201,250
             1,000,000   First USA Bank, 5.75%, 1/15/99....................       988,750
               500,000   Swiss Bank Corporation -- New York, 7.25%,
                          9/1/06...........................................       512,500
                                                                              -----------
                                                                                2,111,500
                                                                              -----------
     Consumer Goods and Services (4.0%):
             1,000,000   Walt Disney Co, Global Note, 6.38%, 3/30/01.......       998,750
               300,000   Wal-Mart Stores, 5.50%, 3/1/98....................       298,875
                                                                              -----------
                                                                                1,297,625
                                                                              -----------
     Electric Utility (3.2%):
               500,000   Union Electric, 6.88%, 8/1/04.....................       505,000
               500,000   Virginia Electric Power Co, 7.38%, 7/1/02.........       519,375
                                                                              -----------
                                                                                1,024,375
                                                                              -----------

                       See notes to financial statements.

 58 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     CORPORATE BONDS (CONTINUED):
     Financial (5.7%):
             1,500,000   General Electric Capital Corp, 8.13%, 5/15/12.....   $ 1,655,625
               190,000   Transamerica Financial Corp, 7.40%, 7/29/99.......       194,988
                                                                              -----------
                                                                                1,850,613
                                                                              -----------
     Industrial Goods and Services (7.4%):
             1,500,000   Grand Metropolitan Investment, 8.63%, 8/15/01.....     1,629,375
               500,000   Hanson Overseas, PLC, 6.75%, 9/15/05..............       490,625
               250,000   Rockwell International, 7.63%, 2/17/98............       255,313
                                                                              -----------
                                                                                2,375,313
                                                                              -----------
     Total Corporate Bonds.................................................     9,187,551
                                                                              -----------
     FOREIGN GOVERNMENT BONDS (2.9%):
             1,000,000   British Columbia, 6.50%, 1/15/26..................       927,500
                                                                              -----------
     Total Foreign Government Bonds........................................       927,500
                                                                              -----------
     MORTGAGE BACKED SECURITIES (29.3%):
     Federal Home Loan Mortgage Corporation (29.3%):
             1,237,156   8.50%, 6/1/17.....................................     1,292,432
             2,879,636   7.50%, 3/1/26.....................................     2,889,513
             1,700,000   7.00%, 15 Year, TBA (a)...........................     1,703,179
             1,500,000   7.50%, 30 Year, TBA (a)...........................     1,523,895
             2,000,000   8.00%, 30 Year, TBA (a)...........................     2,041,240
                                                                              -----------
     Total Mortgage Backed Securities......................................     9,450,259
                                                                              -----------
     U.S. GOVERNMENT AGENCIES (11.1%):
     Federal Home Loan Mortgage Association (9.3%):
             3,000,000   Discount Note, 5.15%, 11/13/96....................     2,994,850
                                                                              -----------
     Tennessee Valley Authority (1.8%):
               600,000   6.38%, 6/15/05....................................       590,250
                                                                              -----------
     Total U.S. Government Agencies........................................     3,585,100
                                                                              -----------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  59

OPPORTUNITY FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     U.S. TREASURY NOTES (9.2%):
             1,500,000   6.00%, 11/30/97...................................   $ 1,506,405
               500,000   6.38%, 3/31/01....................................       505,680
             1,000,000   5.75%, 8/15/03....................................       974,080
                                                                              -----------
     Total U.S. Treasury Notes.............................................     2,986,165
                                                                              -----------
     U.S. TREASURY BONDS (7.6%):
               500,000   8.13%, 8/15/19....................................       579,019
             2,000,000   6.25%, 8/15/23....................................     1,877,719
                                                                              -----------
     Total U.S. Treasury Bonds.............................................     2,456,738
                                                                              -----------
     INVESTMENT COMPANIES (0.8%):
               268,475   Pegasus U.S. Government Securities Cash Management
                          Fund.............................................       268,475
                                                                              -----------
     Total Investment Companies............................................       268,475
                                                                              -----------
     TOTAL (COST -- $34,399,714)(b) (107.3%)...............................   $34,656,903
                                                                              ===========

------------

Percentages indicated are based on net assets of $32,303,737.

(a) Security was purchased on a delayed delivery basis. Total cost of delayed transactions is $5,212,599 (Note 2).

(b) For federal income tax purposes, cost is $34,408,227 and net unrealized appreciation (depreciation) of securities is as follows:

     Unrealized appreciation...............................................  $375,161
     Unrealized depreciation...............................................  (126,485)
                                                                             --------
     Net unrealized appreciation...........................................  $248,676
                                                                             ========

                       See notes to financial statements.

 60 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

MARKET RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%):
                22,732   Salomon Brothers Mortgage Securities 1994-9 A1,
                         7.00%,  7/25/24 (a)...............................    $   22,824
                                                                              ------------
     Total Collateralized Mortgage Obligations.............................        22,824
                                                                              ------------
     CORPORATE BONDS (17.5%):
     Auto (1.9%):
               100,000   Ford Motor Credit, 8.20%, 2/15/02 (a).............       107,125
                                                                              ------------
     Banking (2.5%):
               150,000   Nationsbank Corporation, 5.75%, 1/17/01 (a).......       145,125
                                                                              ------------
     Financial (11.4%):
               250,000   AT&T Capital Corp, 7.65%, 1/30/97 (a).............       251,145
               100,000   CIT Group Holdings, 6.63%, 6/15/05 (a)............        98,500
               100,000   Commercial Credit, 5.55%, 2/15/01 (a).............        96,500
               100,000   General Motors Acceptance Corp, 9.13%, 7/15/01
                         (a)...............................................       109,875
               100,000   Lehman Brothers Holdings, Inc, 8.38%, 2/15/99
                         (a)...............................................       104,125
                                                                              ------------
                                                                                  660,145
                                                                              ------------
     Industrial Goods and Services (1.7%):
               100,000   Hanson Overseas, PLC, 6.75%, 9/15/05 (a)..........        98,125
                                                                              ------------
     Total Corporate Bonds.................................................     1,010,520
                                                                              ------------
     MORTGAGE BACKED SECURITIES (14.6%):
     Federal Home Loan Mortgage Corporation (14.6%):
               327,353   8.50%, 3/1/23 (a).................................       342,388
               383,702   7.50%, 1/1/26 (a).................................       385,018
               117,125   7.50%, 2/1/26 (a).................................       117,527
                                                                              ------------
     Total Mortgage Backed Securities......................................       844,933
                                                                              ------------
     U.S. GOVERNMENT AGENCIES (17.2%):
     Federal National Mortgage Association (17.2%):
             1,000,000   Discount Note, 5.16%, 11/15/96 (a)................       997,993
                                                                              ------------
     Total U.S. Government Agencies........................................       997,993
                                                                              ------------

                       See notes to financial statements.

                                                   ANNUAL REPORT PAYDEN LOGO  61

MARKET RETURN FUND
  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
October 31, 1996

         SHARES OR
     PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                  MARKET VALUE
     -----------------   --------------------------------------------------   ------------
     U.S. TREASURY NOTES (42.4%):
               320,000   5.50%, 7/31/97 (a)................................    $  320,176
               350,000   5.38%, 11/30/97 (a)...............................       349,307
               350,000   5.25%, 12/31/97 (a)...............................       348,723
               365,000   5.63%, 1/31/98 (a)................................       365,029
               600,000   5.00%, 2/15/99 (a)................................       589,662
                70,000   6.38%, 7/15/99 (a)................................        70,882
               400,000   7.13%, 2/29/00 (a)................................       413,704
                                                                              ------------
     Total U.S. Treasury Notes.............................................     2,457,483
                                                                              ------------
     INVESTMENT COMPANIES (12.0%):
               555,925   Pegasus U.S. Government Securities Cash Management
                         Fund..............................................       555,925
                 1,900   Standard & Poors Depositary Receipts (a)..........       134,544
                                                                              ------------
     Total Investment Companies............................................       690,469
                                                                              ------------
     TOTAL (COST -- $5,989,224)(b) (104.1%)................................    $6,024,222
                                                                              ============

------------

Percentages indicated are based on net assets of $5,789,202.

(a) A portion of the security is held by the custodian in a segregated account as collateral for open futures contracts.

At October 31, 1996, the Fund's open futures contracts were as follows:

NUMBER OF                                   EXPIRATION        CURRENT        UNREALIZED
CONTRACTS           CONTRACT TYPE              DATE        MARKET VALUE     APPRECIATION
----------    --------------------------    -----------    -------------    -------------
    16        S&P 500 Future Dec 1996...     12/19/96       $5,677,200        $225,775

(b) This represents cost for federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation................................................  $36,246
     Unrealized depreciation................................................   (1,248)
                                                                              -------
     Net unrealized appreciation............................................  $34,998
                                                                              =======

                       See notes to financial statements.

 62 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

  NOTES TO FINANCIAL STATEMENTS
October 31, 1996
         1.   ORGANIZATION

         Payden & Rygel Global Short Bond Fund, Payden & Rygel Global Fixed Income Fund, Payden & Rygel International Bond Fund, Payden & Rygel Short Duration Tax Exempt Fund, Payden & Rygel Tax Exempt Bond Fund, Payden & Rygel U.S. Treasury Fund, Payden & Rygel Limited Maturity Fund, Payden & Rygel Short Bond Fund, Payden & Rygel Intermediate Bond Fund, Payden & Rygel Opportunity Fund and Payden & Rygel Market Return Fund (the Equity Market Tracking Fund prior to February 7, 1996) (the "Funds") are non-diversified series of Payden & Rygel Investment Group ("Group"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940, as amended.

         The objective of the Global Short Bond, Global Fixed Income, International Bond, U.S. Treasury, Limited Maturity, Short Bond, Intermediate Bond and Opportunity Funds is to realize a high level of total return consistent with preservation of capital. The Limited Maturity Fund further seeks to earn a total return that, over time, is greater than that available from money market funds. In order to achieve these objectives, each Fund invests primarily in debt obligations. The Limited Maturity, Short Bond, Intermediate Bond and Opportunity Funds invest in debt obligations of the U.S. Treasury, U.S. government agencies, U.S. dollar-denominated foreign and domestic public corporations and mortgage-backed securities. The U.S. Treasury Fund primarily invests in U.S. Treasury securities guaranteed by the full faith and credit of the United States Government.

         The Global Short Bond, Global Fixed Income and International Bond Funds invest primarily in U.S. and foreign government notes and bonds and U.S. and foreign corporate debt securities. The Global Short Bond, Global Fixed Income and International Bond Funds can also have substantial investments in foreign currency contracts. The objective of the Short Duration Tax Exempt and Tax Exempt Bond Funds is to earn federal tax-free income by investing in debt obligations which are exempt from federal income tax and consistent with preservation of capital. The objective of the Market Return Fund is to provide a total return in excess of the Standard & Poor's 500 Stock Index. To achieve this objective, the Market Return Fund invests primarily in equity-based investments, such as stock index futures contracts and equity swap contracts, as well as in fixed income securities. There can, however, be no assurance that any of the Funds' investment objectives will be achieved.

                                                   ANNUAL REPORT PAYDEN LOGO  63

October 31, 1996

         The Funds offer both Class A and Class B shares; however, as of October 31, 1996, there have been no Class B shares issued. Class B shares are subject to certain fees under a shareholder service plan (the "Plan"); Class A shares do not participate in the Plan. Both classes of shares have identical rights and privileges except with respect to the shareholder service fees borne by Class B and voting rights on matters affecting a single class. The Group is authorized to issue an unlimited number of shares of each class which are units of beneficial interest with a par value of $.001 per share.

         2.   SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Funds:

         Securities Valuation

         Portfolio securities are valued on the basis of quotations obtained from dealers or from a pricing service with consideration of such factors as institutional-sized trading in similar groups of securities, quality, yield, coupon rate, maturity, type of issue, trading characteristics and other market data. Options, futures, swaps and other similar assets are valued at the last available bid price in the case of listed securities or on the basis of information provided by brokers in the case of other securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to guidelines established by the Board of Trustees. Debt securities with remaining maturities of sixty days or less are valued on an amortized cost basis unless Payden & Rygel (the "Adviser") determines that such basis does not represent fair value.

         Investment Transactions and Related Income

         Investment transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. All premiums and discounts are amortized or accreted for both financial statement and tax reporting purposes as required by Federal income tax regulations. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

         Foreign Currency Translation

         The accounting records of the Funds are maintained in U.S. dollars. The Global Short Bond, Global Fixed Income and International Bond Funds may purchase debt obligations that are payable in a foreign currency. For these three Funds, investment securities, other assets and liabilities denominated in a foreign currency are translated

 64 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

         Each of these three Funds isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

         Reported net realized foreign exchange gains or losses arise from sales and maturities of securities, purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amount of interest or expenses recorded on each of these Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the exchange rates.

         Repurchase Agreements

         Any of the Funds may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Funds. With respect to such agreements, it is each Fund's policy to take possession of the underlying securities and, on a daily basis, mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to each Fund under each agreement.

         Options Transactions

         When any of the Funds (except the U.S. Treasury Fund which does not invest in any option transactions) writes a covered call or put option, an amount equal to the premium received is included in that Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

                                                   ANNUAL REPORT PAYDEN LOGO  65

October 31, 1996

         When any of the Funds (except the U.S. Treasury Fund which does not invest in any option transactions) purchases a call or put option, an amount equal to the premium paid is included in that Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

         The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by a Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation.

         FUTURES CONTRACTS

         Any Fund (except the U.S. Treasury Fund) may purchase or sell futures contracts and options on futures contracts which provide for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds invest in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

         The Market Return Fund may invest in stock index futures contracts which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures as discussed above apply

 66 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP to these index futures contracts. This Fund invests in these futures contracts, combined with a fixed income portfolio, to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to the Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

         EQUITY SWAP CONTRACTS

         The Market Return Fund may enter into equity swap transactions which involve an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount. The Fund will typically pay a floating rate of interest and receive the total return of a specified equity index. The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amounts of the two payment streams. The net amount of the excess or deficiency, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and is recorded as an unrealized gain or loss by the Fund.

         The Fund invests in these swap transactions to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to the Fund is that the swap position may correlate imperfectly with the markets or the asset or liability being hedged.

         FORWARD CURRENCY CONTRACTS

         The Global Short Bond, Global Fixed Income and International Bond Funds each may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counter parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These three Funds will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                                                   ANNUAL REPORT PAYDEN LOGO  67

October 31, 1996

         DELAYED DELIVERY TRANSACTIONS

         Any of the Funds may purchase securities on a when issued or delayed delivery basis and sell securities on a delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.

         DISTRIBUTIONS TO SHAREHOLDERS

         Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly, except for the International Bond Fund which are paid quarterly, and net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

         Distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

         FEDERAL INCOME TAXES

         It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

         Each Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized gains or losses reported in these financial statements may differ from that reported in each Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes, if any, are

 68 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP shown as distributions in excess of net investment income and net realized gains from investments in the accompanying statements.

         ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

         OTHER

         Shared expenses incurred by the Group are allocated among the series of the Group on the basis of relative net assets. Series-specific expenses are charged to each series as incurred. Fund expenses not specific to any class will be allocated between the classes based upon net assets of each class. Class-specific expenses will be charged to each class as incurred.

         3.   PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments (excluding short-term investments and long-term U.S. Government securities) for the period ended October 31, 1996 were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
        Global Short Bond Fund..................... $ 20,002,009   $          0
        Global Fixed Income Fund...................  817,909,345    708,810,602
        International Bond Fund....................   37,287,866     37,717,301
        Short Duration Tax Exempt Fund.............   28,270,756      9,919,341
        Tax Exempt Bond Fund.......................   20,580,962     11,064,351
        U.S. Treasury Fund.........................            0              0
        Limited Maturity Fund......................   19,669,852      3,047,496
        Short Bond Fund............................   39,048,043      7,072,767
        Intermediate Bond Fund.....................    6,059,421      5,201,329
        Opportunity Fund...........................   19,375,423     12,105,449
        Market Return Fund.........................    1,827,622        671,758

                                                   ANNUAL REPORT PAYDEN LOGO  69

October 31, 1996

         Purchases and sales of long-term U.S. Government securities for the period ended October 31, 1996 were as follows:

                                                     PURCHASES        SALES
                                                    ------------   ------------
        Global Short Bond Fund....................  $  5,093,426   $          0
        Global Fixed Income Fund..................   355,079,410    324,826,000
        International Bond Fund...................     1,426,473      1,763,441
        Short Duration Tax Exempt Fund............             0              0
        Tax Exempt Bond Fund......................             0              0
        U.S. Treasury Fund........................    38,348,065     25,675,243
        Limited Maturity Fund.....................    55,558,175     55,049,845
        Short Bond Fund...........................   142,080,289     97,233,282
        Intermediate Bond Fund....................    83,162,961     64,812,767
        Opportunity Fund..........................    39,289,439     42,520,837
        Market Return Fund........................     6,452,203      3,001,970

         None of the Funds had activity in written options for the period ended October 31, 1996.

         4.   UNAMORTIZED ORGANIZATION COSTS

         The organization costs incurred on behalf of the Funds listed below are being reimbursed to Payden & Rygel and are being amortized on a straight-line basis over a period not exceeding five years. The organization costs and the amounts reimbursed as of October 31, 1996 are as follows:

                                                      CUMULATIVE     AMORTIZED
                                                     ORGANIZATION   ORGANIZATION
                                                        COSTS         EXPENSES
                                                     ------------   ------------
        Global Short Bond Fund......................   $  1,561       $    534
        Global Fixed Income Fund....................     90,199         74,987
        International Bond Fund.....................      5,322          1,668
        Short Duration Tax Exempt Fund..............      6,170          3,065
        Tax Exempt Bond Fund........................     15,168          8,607
        U.S. Treasury Fund..........................      3,926          1,581
        Limited Maturity Fund.......................      4,939          4,059
        Market Return Fund..........................     49,138          7,711

         Any redemption by Payden & Rygel of its initial investment of $100,000 will reduce the reimbursement by a prorata portion of any of the then unamortized organization costs.

 70 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         5.   RELATED PARTY TRANSACTIONS

         Investment advisory services are provided to the Funds by Payden & Rygel. Under the terms of the investment advisory agreement, amended on June 28, 1996 at a special meeting of Shareholders, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rate for the Global Short Bond, Global Fixed Income and International Bond Funds is .30% on net assets up to $2 billion, decreasing to .25% on net assets over $2 billion. The rate for the Short Duration Tax Exempt and Tax Exempt Bond Funds is .32% on net assets up to $500 million, decreasing in increments to .25% on net assets over $1 billion. The rate for the U.S. Treasury, Limited Maturity, Short Bond, Intermediate Bond, Opportunity and Market Return Funds is .28% on net assets up to $1 billion, decreasing to .25% on net assets over $1 billion. Prior to the June 28, 1996 amendment to the investment advisory agreement, the rate for the Global Fixed Income and International Bond Funds was .37% on net assets up to $200 million and decreased in increments to .18% on net assets over $1.5 billion.

         Payden & Rygel has agreed to guarantee that, for so long as it acts as investment adviser to a Fund, the expenses of a Fund attributable to Class A Shares, including advisory fees (but excluding interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses) will not exceed the percentage indicated below of that Fund's average daily net assets on an annualized basis. In addition, Payden & Rygel has voluntarily agreed to temporarily limit each Fund's total expenses, including advisory fees, to the percentage indicated below of that Fund's average daily net assets on an annualized basis through October 31, 1996 (exclusive of interest, taxes, portfolio transaction expenses, blue sky fees, 12b-1 plan fees [if any such plan is adopted in the future] and extraordinary expenses).

                                                   ANNUAL REPORT PAYDEN LOGO  71

October 31, 1996

                                                                      VOLUNTARY
                                                           EXPENSE     EXPENSE
                                                          GUARANTEE     LIMIT
                                                          ---------   ---------
        Global Short Bond Fund..........................    0.70%       0.45%
        Global Fixed Income Fund........................    0.70%       0.70%
        International Bond Fund.........................    0.70%       0.70%
        Short Duration Tax Exempt Fund..................    0.60%       0.45%
        Tax Exempt Bond Fund............................    0.60%       0.45%
        U.S. Treasury Fund..............................    0.60%       0.45%
        Limited Maturity Fund...........................    0.60%       0.30%
        Short Bond Fund.................................    0.60%       0.40%
        Intermediate Bond Fund..........................    0.60%       0.45%
        Opportunity Fund................................    0.60%       0.00%
        Market Return Fund..............................    0.60%       0.00%

         Each Fund remains liable to Payden & Rygel for expenses subsidized in any fiscal year so long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of reimbursement). The deferred expense subsidies, as identified in the statements of assets and liabilities, represent the cumulative amount of expenses subsidized for the Funds and will be recognized as net expense in the statements of operations in future periods, if expense limits permit.

         Payden & Rygel has incurred certain expenses in connection with the offering of multiple class shares that will be charged to the Group upon the initial sale of Class B shares to the public. Such expenses, approximately $41,000 as of October 31, 1996, will be allocated to all series of the Group that offer Class B shares on the basis of relative net assets at the time of the initial sale of Class B shares, and will be prorated between the classes on the basis of eligible net assets of each class over a five year period.

         Payden & Rygel Distributors, a subsidiary of Payden & Rygel, serves as the distributor for the Funds and is not entitled to receive any fees from the Group under the distribution agreement.

         Through December 31, 1995, BISYS Fund Services ("BISYS"), a subsidiary of the BISYS Group, Inc., served as administrator to the Group. Effective January 1, 1996, Treasury Plus, Inc., a subsidiary of Payden & Rygel, serves as administrator to the Group. Treasury Plus, Inc. has served as administrator for the Market Return Fund since December 1, 1995 (commencement of operations). Under the terms of the

 72 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Group at an annualized rate of .06%.

         Through November 10, 1995, BISYS served as transfer agent to the Group. BISYS also served as fund accountant through December 31, 1995. Effective November 11, 1995, Investors Fiduciary Trust Company ("IFTC") serves as transfer agent to the Funds. Under the terms of the transfer agency agreement, IFTC is entitled to receive fees based upon a specified amount per shareholder with specified minimum-per-Fund amounts and surcharges, plus certain out-of-pocket expenses. Effective January 1, 1996 (December 1, 1995 [commencement of operations] for the Market Return Fund), IFTC also serves as fund accountant. Under the terms of the fund accounting agreement, IFTC receives fees based on specified minimum-per-Group amounts, plus certain out-of-pocket expenses.

         All expenses incurred by the Funds are paid directly by Payden & Rygel subject to subsequent reimbursement by the Funds. For Funds which have not fully reimbursed Payden & Rygel for expenses paid on their behalf as of October 31, 1996, the cumulative amounts of expenses paid by Payden & Rygel and the reimbursement of expenses by the Funds are as follows:

                                         CUMULATIVE TOTAL OF   CUMULATIVE TOTAL OF
                                          EXPENSES PAID BY        REIMBURSEMENT
                                           PAYDEN & RYGEL          OF EXPENSES
                                         -------------------   -------------------
        Global Short Bond Fund.........       $  16,684             $  10,000
        U.S. Treasury Fund.............         133,218               104,088
        Limited Maturity Fund..........         211,855               174,537
        Short Bond Fund................         262,480               262,450
        Opportunity Fund...............         206,807                47,513
        Market Return Fund.............         112,195                     0

         Certain officers and/or trustees of the Group are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Group.

                                                   ANNUAL REPORT PAYDEN LOGO  73

October 31, 1996

         6.   FEDERAL INCOME TAXES

         At October 31, 1996, the following Funds had capital loss carryforwards in the amounts indicated for Federal income tax purposes. These carryforwards are available to offset future capital gains, if any.

                                      LOSS              LOSS              LOSS
                                 CARRYFORWARDS     CARRYFORWARDS     CARRYFORWARDS
                                EXPIRING IN 2002  EXPIRING IN 2003  EXPIRING IN 2004
                                ----------------  ----------------  ----------------
        Global Fixed Income
           Fund................    $2,622,551                          $3,994,157
        Short Duration Tax
           Exempt Fund.........                                            43,242
        Tax Exempt Bond Fund...     1,090,819         $ 92,036            460,399
        U.S. Treasury Fund.....                                           121,452
        Limited Maturity
           Fund................         1,971                              61,072
        Short Bond Fund........                                           341,923
        Intermediate Bond
           Fund................                                            45,492
        Opportunity Fund.......                                           260,406

         7.   EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED)

         The Group designates the following exempt-interest income for the taxable year ended October 31, 1996:

                                                                 EXEMPT-INTEREST
                                               EXEMPT-INTEREST      DIVIDENDS
                                                  DIVIDENDS         PER SHARE
                                               ---------------   ---------------
        Short Duration Tax Exempt Fund.......    $ 1,063,018           0.38
        Tax Exempt Bond Fund.................      2,352,923           0.45

         The amounts noted above include exempt-interest income from alternative minimum tax paper in the amounts indicated below:

                                                        EXEMPT-INTEREST INCOME
                                                           FROM ALTERNATIVE
                                                          MINIMUM TAX PAPER
                                                        ----------------------
        Short Duration Tax Exempt Fund................         $ 12,982
        Tax Exempt Bond Fund..........................          113,725

 74 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

         The percentage break-down of the exempt-interest income by state for the Funds' taxable year ended October 31, 1996 was as follows:

                                                 SHORT DURATION    TAX EXEMPT
                                                 TAX EXEMPT FUND   BOND FUND
                                                 ---------------   ----------
        Alabama..............................           0.1%            0.1%
        Alaska...............................           1.8             0.0
        Arizona..............................           3.5             0.0
        California...........................           6.2            17.7
        Colorado.............................           0.9             0.0
        Connecticut..........................           0.0             1.7
        Delaware.............................           0.1             0.0
        Florida..............................           6.7             2.9
        Georgia..............................           4.4             6.0
        Hawaii...............................           0.0             1.9
        Illinois.............................           6.9             9.1
        Indiana..............................           1.0             1.6
        Louisiana............................           0.1             0.1
        Maryland.............................           7.2             3.3
        Massachusetts........................           0.8             5.4
        Michigan.............................           0.3             0.0
        Minnesota............................           2.3             0.0
        Mississippi..........................           0.0             2.3
        Missouri.............................           3.4             0.0
        Nebraska.............................           1.3             0.0
        Nevada...............................           4.3             1.6
        New Jersey...........................           2.3             0.0
        New York.............................           9.8             8.9
        North Carolina.......................           0.0             1.4
        Ohio.................................           6.9             6.4
        Oregon...............................           2.3             0.0
        Pennsylvania.........................           0.9             4.6
        Puerto Rico..........................           3.0             4.5
        South Carolina.......................           0.2             3.4
        Tennessee............................           5.5             0.6
        Texas................................           4.9             7.7
        Utah.................................           2.2             0.0
        Virginia.............................           3.8             4.9
        Washington...........................           3.3             2.0

                                                   ANNUAL REPORT PAYDEN LOGO  75

October 31, 1996

                                                 SHORT DURATION    TAX EXEMPT
                                                 TAX EXEMPT FUND   BOND FUND
                                                 ---------------   ----------
        Wisconsin............................           3.2             1.7
        Wyoming..............................           0.4             0.2
                                                 -----------       --------
        TOTAL................................         100.0           100.0
                                                 -----------       --------
                                                 ===========       ========

 76 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

                      (This page intentionally left blank)

                                                   ANNUAL REPORT PAYDEN LOGO  77

  FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                         GLOBAL SHORT
                                          BOND FUND                                   GLOBAL FIXED
                                         ============    =========================================
                                            PERIOD          YEAR           YEAR           YEAR
                                            ENDED           ENDED          ENDED          ENDED
                                         OCTOBER 31,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                           1996(A)          1996           1995           1994
                                         ============    ===========    ===========    ===========
Net asset value -- beginning of
  period...............................    $  10.00       $   10.32      $    9.77      $   10.62
                                         ----------      ----------     ----------     ----------
Income (loss) from investment
activities:
  Net investment income................        0.05            0.54           0.89           0.44
  Net realized and unrealized gains
     (losses)..........................        0.06            0.19           0.53          (0.65)
                                         ----------      ----------     ----------     ----------
       Total from investment
          activities...................        0.11            0.73           1.42          (0.21)
                                         ----------      ----------     ----------     ----------
Distributions to shareholders:
  From net investment income...........       (0.04)          (0.70)         (0.87)         (0.42)
  In excess of net investment income...
  From net realized gains..............                                                     (0.22)
  In excess of net realized gains......
                                         ----------      ----------     ----------     ----------
       Total distributions to
          shareholders.................       (0.04)          (0.70)         (0.87)         (0.64)
                                         ----------      ----------     ----------     ----------
Net asset value -- end of period.......    $  10.07       $   10.35      $   10.32      $    9.77
                                         ==========      ==========     ==========     ==========
Total return...........................        1.10%*          7.41%         15.10%         -2.09%
                                         ==========      ==========     ==========     ==========
Ratios/supplemental data:
  Net assets, end of period (000)......    $ 28,913       $ 651,165      $ 540,041      $ 430,210
  Ratio of expenses to average net
     assets............................        0.45%**         0.53%          0.50%          0.55%
  Ratio of net investment income to
     average net assets................        4.86%**         5.67%          8.94%          4.24%
  Ratio of expenses to average net
     assets prior to subsidies.........        2.31%**         0.53%          0.50%          0.55%
  Ratio of net investment income to
     average net assets prior to
     subsidies.........................        3.00%**         5.67%          8.94%          4.24%
  Portfolio turnover rate..............        0.00%**       175.68%        226.72%        348.12%
------------
(a)  The Fund commenced operations on September 18, 1996.
(b) The Fund commenced operations on September 1, 1992.
(c)  The Fund commenced operations on April 1, 1995.
(d) The Fund commenced operations on September 1, 1994.
 * Not annualized
** Annualized

 78 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

    INCOME FUND                        INTERNATIONAL BOND FUND               SHORT DURATION TAX EXEMPT FUND
    ============================     ============================     ============================================
       YEAR            PERIOD           YEAR            PERIOD           YEAR            YEAR            PERIOD
       ENDED           ENDED            ENDED           ENDED            ENDED           ENDED           ENDED
    OCTOBER 31,     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
       1993           1992(B)           1996           1995(C)           1996            1995           1994(D)
    ===========     ============     ===========     ============     ===========     ===========     ============
     $    9.96        $  10.00         $ 10.04         $  10.00         $ 10.08         $  9.93         $  10.00
    ----------      ----------       ----------      ----------       ----------      ----------      ----------
          0.46            0.05            0.03             0.15            0.38            0.42             0.04
          0.69           (0.02)           0.42             0.09           (0.06)           0.15            (0.07)
    ----------      ----------       ----------      ----------       ----------      ----------      ----------
          1.15            0.03            0.45             0.24            0.32            0.57            (0.03)
    ----------      ----------       ----------      ----------       ----------      ----------      ----------
         (0.46)          (0.05)          (0.03)           (0.15)          (0.38)          (0.42)           (0.04)
                         (0.02)
         (0.03)                          (0.01)           (0.04)          (0.01)
                                         (0.06)           (0.01)
    ----------      ----------       ----------      ----------       ----------      ----------      ----------
         (0.49)          (0.07)          (0.10)           (0.20)          (0.39)          (0.42)           (0.04)
    ----------      ----------       ----------      ----------       ----------      ----------      ----------
     $   10.62        $   9.96         $ 10.39         $  10.04         $ 10.01         $ 10.08         $   9.93
    ==========      ==========       ==========      ==========       ==========      ==========      ==========
         11.88%           0.31%*          4.47%            2.43%*          3.28%           5.88%           -0.35%*
    ==========      ==========       ==========      ==========       ==========      ==========      ==========
     $ 296,958        $ 20,097         $18,364         $ 19,194         $36,336         $16,019         $ 20,150
          0.70%           0.70%**         0.70%            0.70%**         0.45%           0.45%            0.45%**
          4.22%           4.62%**         5.61%            5.24%**         3.81%           4.12%            3.20%**
          0.68%           2.29%**         0.98%            1.64%**         0.70%           0.91%            2.87%**
          4.24%           3.03%**         5.33%            4.30%**         3.56%           3.66%            0.78%**
        252.97%          53.98%**       216.80%           96.62%**        34.72%          79.81%            0.00%**

                                                   ANNUAL REPORT PAYDEN LOGO  79

(For a share outstanding throughout the period)

                                                               TAX EXEMPT BOND FUND
                                                    ===========================================
                                                       YEAR            YEAR           PERIOD
                                                       ENDED           ENDED           ENDED
                                                    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                       1996            1995           1994(E)
                                                    ===========     ===========     ===========
Net asset value -- beginning of period............    $  9.59         $  8.90         $ 10.00
                                                    ----------      ----------      ----------
Income (loss) from investment activities:
  Net investment income...........................       0.45            0.46            0.33
  Net realized and unrealized gains (losses)......      (0.12)           0.69           (1.10)
                                                    ----------      ----------      ----------
       Total from investment activities...........       0.33            1.15           (0.77)
                                                    ----------      ----------      ----------
Distributions to shareholders:
  From net investment income......................      (0.45)          (0.46)          (0.33)
  In excess of net investment income..............
  From net realized gains.........................
  In excess of net realized gains.................
                                                    ----------      ----------      ----------
       Total distributions to shareholders........      (0.45)          (0.46)          (0.33)
                                                    ----------      ----------      ----------
Net asset value -- end of period..................    $  9.47         $  9.59         $  8.90
                                                    ==========      ==========      ==========
Total return......................................       3.52%          13.25%          -7.85%*
                                                    ==========      ==========      ==========
Ratios/supplemental data:
  Net assets, end of period (000).................    $49,862         $40,052         $25,474
  Ratio of expenses to average net assets.........       0.45%           0.45%           0.50%**
  Ratio of net investment income to average net
     assets.......................................       4.73%           4.97%           4.47%**
  Ratio of expenses to average net assets prior to
     subsidies....................................       0.61%           0.74%           1.07%**
  Ratio of net investment income to average net
     assets prior to subsidies....................       4.57%           4.69%           3.90%**
  Portfolio turnover rate.........................      23.04%          41.87%          97.53%**
------------
 (e)  The Fund commenced operations on December 21, 1993.
 (f)  The Fund commenced operations on January 1, 1995.
 (g) The Fund commenced operations on May 1, 1994.
  *  Not annualized
 **  Annualized

 80 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

        U.S. TREASURY FUND                     LIMITED MATURITY FUND
    ===========================     ===========================================
       YEAR           PERIOD           YEAR           PERIOD          PERIOD
       ENDED           ENDED           ENDED           ENDED           ENDED
    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
       1996           1995(F)          1996            1995           1994(G)
    ===========     ===========     ===========     ===========     ===========
      $ 10.61         $ 10.00         $ 10.06         $ 10.00         $ 10.00
    ----------      ----------      ----------      ----------      ----------
         0.58            0.53            0.53            0.56            0.19
        (0.04)           0.61                            0.07           (0.01)
    ----------      ----------      ----------      ----------      ----------
         0.54            1.14            0.53            0.63            0.18
    ----------      ----------      ----------      ----------      ----------
        (0.58)          (0.53)          (0.53)          (0.57)          (0.18)
        (0.03)
    ----------      ----------      ----------      ----------      ----------
        (0.61)          (0.53)          (0.53)          (0.57)          (0.18)
    ----------      ----------      ----------      ----------      ----------
      $ 10.54         $ 10.61         $ 10.06         $ 10.06         $ 10.00
    ==========      ==========      ==========      ==========      ==========
         5.20%          11.61%*          5.41%           6.43%           1.84%*
    ==========      ==========      ==========      ==========      ==========
      $22,114         $10,894         $50,771         $18,414         $14,248
         0.45%           0.45%**         0.30%           0.33%           0.41%**
         5.59%           6.31%**         5.45%           5.59%           4.74%**
         0.78%           1.84%**         0.62%           0.83%           2.92%**
         5.26%           4.92%**         5.13%           5.09%           2.23%**
       151.83%          87.10%**       216.68%         166.07%          86.35%**

                                                   ANNUAL REPORT PAYDEN LOGO  81

(For a share outstanding throughout the period)

                                                                 SHORT BOND FUND
                                                   ===========================================
                                                      YEAR            YEAR           PERIOD
                                                      ENDED           ENDED           ENDED
                                                   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                                      1996            1995           1994(H)
                                                   ===========     ===========     ===========
Net asset value -- beginning of period...........    $ 10.04         $  9.68         $ 10.00
                                                   ----------      ----------      ----------
Income (loss) from investment activities:
  Net investment income..........................       0.54            0.54            0.34
  Net realized and unrealized gains (losses).....      (0.06)           0.36           (0.32)
                                                   ----------      ----------      ----------
       Total from investment activities..........       0.48            0.90            0.02
                                                   ----------      ----------      ----------
Distributions to shareholders:
  From net investment income.....................      (0.54)          (0.54)          (0.34)
  In excess of net investment income.............
  From net realized gains........................      (0.01)
  In excess of net realized gains................
                                                   ----------      ----------      ----------
       Total distributions to shareholders.......      (0.55)          (0.54)          (0.34)
                                                   ----------      ----------      ----------
Net asset value -- end of period.................    $  9.97         $ 10.04         $  9.68
                                                   ==========      ==========      ==========
Total return.....................................       4.86%           9.56%           0.21%*
                                                   ==========      ==========      ==========
Ratios/supplemental data:
  Net assets, end of period (000)................    $97,966         $19,157         $ 2,592
  Ratio of expenses to average net assets........       0.40%           0.40%           0.48%**
  Ratio of net investment income to average net
     assets......................................       5.67%           5.72%           4.47%**
  Ratio of expenses to average net assets prior
     to subsidies................................       0.57%           1.03%           4.56%**
  Ratio of net investment income to average net
     assets prior to subsidies...................       5.50%           5.09%           0.39%**
  Portfolio turnover rate........................     212.44%         170.27%         186.85%**
------------
(h) The Fund commenced operations on January 1, 1994.
(i) The Fund commenced operations on December 1, 1995.
  * Not annualized
 ** Annualized

 82 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

                                                                                                      MARKET
                                                                                                      RETURN
              INTERMEDIATE BOND FUND                             OPPORTUNITY FUND                      FUND
    ===========================================     ===========================================     ===========
       YEAR            YEAR           PERIOD           YEAR            YEAR           PERIOD          PERIOD
       ENDED           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
    OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
       1996            1995           1994(H)          1996            1995           1994(H)         1996(I)
    ===========     ===========     ===========     ===========     ===========     ===========     ===========
      $  9.85         $  9.30         $ 10.00         $  9.96         $  9.09         $ 10.00         $ 10.00
    ----------      ----------      ----------      ----------      ----------      ----------      ----------
         0.56            0.57            0.35            0.63            0.57            0.37            0.50
        (0.17)           0.55           (0.70)          (0.17)           0.87           (0.91)           0.86
    ----------      ----------      ----------      ----------      ----------      ----------      ----------
         0.39            1.12           (0.35)           0.46            1.44           (0.54)           1.36
    ----------      ----------      ----------      ----------      ----------      ----------      ----------
        (0.56)          (0.57)          (0.35)          (0.61)          (0.57)          (0.37)          (0.50)
        (0.08)
    ----------      ----------      ----------      ----------      ----------      ----------      ----------
        (0.64)          (0.57)          (0.35)          (0.61)          (0.57)          (0.37)          (0.50)
    ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $  9.60         $  9.85         $  9.30         $  9.81         $  9.96         $  9.09         $ 10.86
    ==========      ==========      ==========      ==========      ==========      ==========      ==========
         4.06%          12.43%          -3.52%*          4.86%          16.39%          -5.49%*         14.06%*
    ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $52,767         $34,391         $14,312         $32,304         $25,822         $ 3,030         $ 5,789
         0.45%           0.45%           0.46%**         0.00%           0.45%           0.49%**         0.00%**
         5.90%           6.10%           5.39%**         6.41%           6.20%           5.25%**         5.95%**
         0.58%           0.68%           2.03%**         0.64%           1.11%           4.52%**         4.14%**
         5.77%           5.87%           3.82%**         5.77%           5.55%           1.22%**         1.81%**
       195.63%         189.00%         358.23%**       196.78%         252.09%         513.35%**       146.31%**

                                                   ANNUAL REPORT PAYDEN LOGO  83

  INDEPENDENT AUDITOR'S REPORT

To The Board of Trustees and Shareholders of
Payden & Rygel Investment Group

We have audited the accompanying statements of assets and liabilities, including the schedules of Portfolio investments, of Payden & Rygel Investment Group (the "Funds"), including Global Short Bond Fund, Global Fixed Income Fund, International Bond Fund, Short Duration Tax Exempt Fund, Tax Exempt Bond Fund, U.S. Treasury Fund, Limited Maturity Fund, Short Bond Fund, Intermediate Bond Fund, Opportunity Fund and Market Return Fund, as of October 31, 1996, the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds at October 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Dayton, Ohio
December 6, 1996

 84 PAYDEN LOGO PAYDEN & RYGEL INVESTMENT GROUP

PAYDEN & RYGEL INVESTMENT GROUP
333 SOUTH GRAND AVENUE, LOS ANGELES, CALIFORNIA 90071
1-800-5-PAYDEN


IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden & Rygel Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

   The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member NASD.